UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08529

MONTEAGLE FUNDS

(Exact name of registrant as specified in charter)

2728 19th Place South, Homewood, AL 35209

 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Monteagle Funds

Select Value Fund
Institutional Class - MVEIX

Opportunity Equity Fund
Investor Class - HEQFX
Institutional Class – HEQCX

Enhanced Equity Income Fund
Institutional Class - EEIFX

Smart Diversification Fund
Institutional Class - SMDFX

The Texas Fund
Institutional Class - BIGTX

Annual Report
August 31, 2023

Annual Report | 1

                         TABLE OF CONTENTS

  August 31, 2023

A Discussion of Fund Performance	1
Performance Illustration	15
Supplementary Portfolio Information	20
Schedules of Investments	25
Statements of Assets & Liabilities	45
Statements of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	52
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	74
About your Funds' Expenses	76
Trustees & Officers of the Trust	79
Compensation of Trustees & Officers	80
Additional Information.	81

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2023 (UNAUDITED)

How did the Fund perform?

For the year ended August 31, 2023, the Monteagle Select Value Fund (the “Fund”) had a return of 0.28%, which underperformed its value peers over the rolling 1-year period. The S&P 500 Index (“S&P 500” or “Index”) had a return of 15.92% for the same period, which significantly outperformed due to the growth component. The Fund’s net asset value per share as of August 31, 2023 was $9.62 versus $10.04 on August 31, 2022.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation.  The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be underpriced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures.  The Fund’s adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations.  The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500.  In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.  Additionally, the adviser will generally have the Fund hold between 20 and 60 equities and diversify its holdings across numerous industries.  The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average.  Also, value stocks tend to have a beta (a measure of the stock’s price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

Although the equity market at large boasted a strong recovery from 2022 lows, pressure from one of the steepest rate hiking cycles in history was felt across the economy, particularly in regional banks. KREIV (a regional bank Index) returned -33% from the start of March to the end of April. Unfortunately, the Fund held two regional banks that seemed to be hit the hardest and ultimately collapsed. As inflation has remained more willful than expected, the Federal Reserve ( the “Fed”) has increased rates to levels not seen since 2007. While future hikes seem unlikely, rate cuts are not expected until the second half of 2024. The domestic equity market will continue to watch the Fed as the economy is eventually expected to cool and monetary policy to ease. Strong labor markets and consumer spending have essentially “propped up” the economy through this high interest rate environment.

For the first quarter ending November 30, 2022, the portfolio holdings of the Fund outperformed the Index.  The Fund returned 5.99% for the quarter versus a return for the Index of -3.61%.  Value stocks are still favored over growth stocks, which continues to

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MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

affect the Fund’s return relative to the Index.  As of quarter-end, the cash balance of the portfolio was 7.08%, invested in a cash equivalent fund.

Broad sectors of the Index within the fund that performed the best during the quarter were the Healthcare, Consumer Discretionary, and Industrials sectors while the Real estate and Utilities sectors were the lowest performing within the Index.  The domestic equity market continued to be very volatile during the quarter, falling approximately 9% in September then climbing about 8% in October, and ending the fourth quarter up 3.62% from the third quarter.

The Fund’s holdings continued to be diversified across many sectors of the Index with less exposure to the Materials, Real Estate, and Information Technology sectors.  The largest sector allocations are the Health Care, Consumer Discretionary and Financials.  The largest positive performance impacts within the Fund during the quarter can be attributed to stock picks, specifically ABIOMED, Inc. (up 45.71% from the previous quarter-end), Dexcom, Inc. (up 41.44% from the previous quarter-end) and DuPont (up 26.73% during the quarter).  The Fund’s portfolio performance was most negatively affected by Newell Brands Inc., Signature Bank, Crown Castle, Inc., and First Republican Bank.  During the quarter, there was one disposal due to a mandatory cash merger.

For the second quarter ending February 28, 2023, the portfolio holdings of the Fund underperformed the  Index.  The Fund returned -2.63% for the quarter versus a return for the Index of -2.3%.  While value stocks performed better than growth stocks during the quarter, stock selection slightly impacted the Fund’s return relative to the Index.  As of quarter-end, the cash balance of the portfolio was 8.76%, invested in a cash equivalent fund.

Broad sectors of the Index within the Fund that performed the best during the quarter were the Information Technology, Consumer Discretionary, and Communication Services sectors while the Financials, Health Care, and Energy sectors were the lowest performing within the Index.  The domestic equity market continued to be very volatile during the quarter, falling approximately 5.77% in December, then climbing about 6.28% in January, followed by another 2.45% decline in February, for a quarterly return of -2.3%.

The Fund’s holdings continued to be diversified across many sectors of the Index with less exposure to the Materials, Real Estate, and Information Technology sectors.  The largest sector allocations are the Health Care, Consumer Discretionary and Financials.  The largest positive performance impacts within the Fund during the quarter can be attributed to stock picks, specifically IPG Photonics Corp. (up 35.38% from the previous quarter-end), PulteGroup, Inc. (up 22.09% from the previous quarter-end), and TransDigm Group, Inc. (up 18.36% during the quarter).  The Fund’s portfolio performance was most negatively affected by Baxter International, Inc., Nasdaq Inc, Signature Bank, and NextEra Energy, Inc.  During the quarter, there were two disposals and one purchase, which was a new security added to the portfolio.

For the third quarter ending May 31, 2023, the portfolio holdings of the Fund underperformed the Index due to growth stocks outperforming value stocks in general.  The Fund returned -5.22% for the quarter versus a return for the Index of 5.75%.  The

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MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

shift in favor between value and growth stocks continues to affect the Fund’s return relative to the Index.  As of quarter-end, the cash balance of the portfolio was 11.11%, invested in a cash equivalent fund.

Broad sectors of the Index within the fund that performed the best during the quarter were the Industrials, Consumer Discretionary, and Healthcare sectors while the Financials and Real Estate sectors were the lowest performing within the Index.  The domestic equity market rose steadily during the quarter, returning approximately 3.67% in March, 1.56% in April, and a slight gain of .43% in May, for a quarterly return of 5.75%.

The Fund’s holdings continued to be diversified across many sectors of the Index with less exposure to the Materials, Real Estate, and Energy sectors.  The largest sector allocations are Health Care, Consumer Discretionary and Industrials.  The largest positive performance impacts within the Fund during the quarter can be attributed to stock picks, specifically PulteGroup Inc., (up 20.87% from the previous quarter-end), Micron Technology Inc., (up 18.00% from the previous quarter-end), and D.R. Horton, Inc. (up 15.53% during the quarter). The Fund’s portfolio performance was most negatively affected by the collapse of Signature Bank and First Republic Bank. These securities realized losses of -$494,797 and -$598,394, respectively. Despite the substantial losses, positive performance from the Fund’s other holdings helped offset the bank failures’ impact on the overall fund performance. Additionally, during the quarter, there was one disposal, LKQ Corp. which realized a $60,327 gain.

For the fourth quarter ending August 31, 2023, the portfolio holdings of the Fund underperformed the Index due to growth stocks outperforming value stocks in general.  The Fund returned 2.51% for the quarter versus a return for the Index of 8.28%.  The shift in favor between value and growth stocks continues to affect the Fund’s return relative to the Index.  As of quarter-end, the cash balance of the portfolio was 9.82%, invested in a cash equivalent fund.

Broad sectors of the Index within the Fund that performed the best during the quarter were the Industrials, Consumer Discretionary, and Information Technology sectors while the Health Care and Real Estate sectors were the lowest performing within the Index.  The domestic equity market rose steadily during the quarter, returning approximately 6.61% in June, 3.21% in July, and a slight loss of -1.59% in August, for a quarterly return of 8.28%.

The Fund’s holdings continued to be diversified across many sectors of the Index with less exposure to the Materials, Real Estate, and Energy sectors.  The largest sector allocations are Consumer Discretionary, Utilities, and Industrials.  The largest positive performance impacts within the Fund during the quarter can be attributed to stock picks, specifically Newell Brands, Inc., (up 27.32% from the previous quarter-end), Leidos Holdings, Inc., (up 24.92% from the previous quarter-end), and PulteGroup, Inc. (up 24.18% during the quarter). The Fund’s portfolio performance was most negatively affected by the performance of Dollar General Corp (down 31.13% during the quarter) and Resmed, Inc. (down 24.29% during the quarter).

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MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 which generally consists of large name brand corporations with good fundamentals and broad product diversification.  The Fund’s adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market.  Sector allocation in the Fund’s portfolio will primarily be determined by which companies are available for purchase pursuant to the Fund’s strategy.  It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index.  Therefore, the Fund’s daily performance can and will vary dependent upon current market conditions.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Mutual Shareholder Services, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Annual Report | 4

MONTEAGLE OPPORTUNITY EQUITY FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2023 (UNAUDITED)

How did the Fund perform?

The Monteagle Opportunity Equity Fund (the “Fund”) trailed its benchmark over the past 12 months and the most recent quarterly period. The high-quality investment selection process often leads to a low beta relative to our stated index. As the financial markets overall have rebounded from the 2022 drawdown, we have participated with a 0.90 beta measured monthly over a 3-Year period relative to the S&P 500. The S&P 500 gained 15.92% in the period from 8/31/22 through 8/31/23. We are comfortable with this situation as noted in our 2022 annual commentary as high quality lends stability in earnings and revenue which are an investor’s friend in times of volatility. The Investor Class of the Monteagle Opportunity Equity Fund (symbol: HEQFX) is currently rated 4 Stars overall according to Morningstar. The overall Morningstar Rating for the Institutional Class shares (symbol: HEQCX) is currently 4 Stars as well.

Investor Class shares have gained 9.00% in the past 12 months (8/31/22 to 8/31/23) including dividends while Institutional Class shares (HEQCX) gained 9.6% during the same 12-month period. We believe our relative performance during the inflation ravaged 2022 justifies our high-quality approach to investing which builds in risk management. Our lower risk benefits our investors when it matters most, but still allows participation in times of financial market gain.

What is the Fund’s investment approach?

The Monteagle Opportunity Equity Fund employs a mid-cap blend investment strategy with a goal of long-term capital appreciation. The portfolio is benchmarked to the S&P 500 Index and investments are selected using a high-quality screen on domestically traded company fundamentals such as earnings stability and debt management. Additional considerations of companies ultimately selected include valuation, free cash flow yield, return on equity and leverage, denoted by debt-to-equity. All companies passing the first high-quality screen are measured relative to their industry peers according to these final four metrics and the best companies according to these measures collectively are chosen for portfolio inclusion although there is some subjective selection by Henssler Financial analysts for determination of holdings in some industries. The portfolio is designed to approximately follow its benchmark sector weightings in the allocation process, but often takes active positions when warranted by market valuations and economic conditions. Most benefits for investors can be attributed to the active selection process used by the portfolio managers.

What influenced the Fund’s performance?

As the Fed continues to fight inflation, higher interest rates have weighed on asset valuations, but inflation has slowed recently. The obvious asset bubble seen in 2020 and 2021 allowed S&P 500 prices to run above 30 times earnings. The bubble burst in 2022 with valuations finally falling back near their 10-Year averages. However, prices have once again been pushed higher than we believe is justifiable given higher interest rates. Mid-Cap stocks followed large caps lower as well but have not rallied back to the level of large companies. With the Fed giving stern warnings of their intention to continue the work they

Annual Report | 5

MONTEAGLE OPPORTUNITY EQUITY FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

started until inflation is beaten, investors should expect the potential continued downward pressure on stock prices. Core inflation is the data point the Fed seems most focused on at this point. In 2022, they have stated conditions are likely to worsen for families and employment may begin to deteriorate as rates are managed higher and quantitative tightening (the selling of bond assets held by the Fed which are used to affect market interest rates) is likely to continue until the central bank is confident inflation is contained. However, the employment situation within our domestic economy has been resilient with unemployment stable at 3.7% in recent reports, which is near pre-pandemic levels.

Slowing economic conditions could exacerbate the declines recently seen in corporate earnings. This would make current stock valuations look bloated. In a scenario such as this, we believe the Monteagle Opportunity Equity fund is likely to continue providing relative asset protection, but of course, past performance is no indication of future results.

We believe high quality companies, the basis for our investment strategy, should continue to provide stable earnings to investors although they are not impervious to economic slowing. We will continue our management of this proven strategy and sector allocation as we have seen markets act irrationally in recent years, rewarding Growth strategies when valuations were abnormally high. We believe overweighting sectors believed to benefit from rising interest rates and inflation has merit, but low interest rates which benefit Growth strategies are unlikely to return soon. That being the case, we believe companies with stable earnings and growth are likely to be among the most beneficial for investors within the coming months. In our view, this could also force a significant revaluation of overpriced Growth stocks.

What is the Fund’s strategy?

The Monteagle Opportunity Equity Fund follows its stated investment approach selecting the most attractive high-quality mid-cap and small-cap securities according to the process derived from our years of research. The portfolio will continue with weightings to land the overall strategy in the mid-cap blend style and is likely to lean slightly toward value versus growth given our knowledge of the history of the process and outcomes. We believe a slightly value-leaning strategy is perfect given current valuation and recent performance conditions and we will continue to seek out and take advantage of market opportunities that will benefit our investors.

Annual Report | 6

MONTEAGLE ENHANCED EQUITY INCOME FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2023 (UNAUDITED)

How did the Fund perform?

For the year ended August 31, 2023, the Monteagle Enhanced Equity Income Fund (the “Fund”) had a return of 5.21%, which is since inception as of January 23, 2023.  The Fund’s benchmark is the CBOE S&P 500 BuyWrite Monthly Index (the “Index”), which had 6.44% total return over the same period.  The Fund’s net asset value per share as of August 31, 2023 was $10.00 and $10.00 on January 23, 2023.

What is the Fund’s investment approach?

The Fund’s investment goal is a level of income not attainable through conventional methods, with a secondary goal of capital appreciation.  The Fund uses a “large cap core” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be underpriced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures.  The Fund’s manager predominately utilizes a “best of breed” strategy on stock selection in order to achieve its results rather than trying to time market fluctuations.  The manager focuses overwhelmingly on large cap stocks across all sectors of the Index.  In selecting stocks, the Fund’s manager establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.  Additionally, the manager will generally have the Fund hold between 20 and 40 equities and diversify its holdings across numerous industry sectors.  The Fund seeks to maintain a style consisting of a core portfolio blending both growth and value styles.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and price-to-book ratio less than the relative market average. Dividends will tend to be higher than the relative market average while also having a beta (a measure of the stock’s price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.  Growth stocks are broadly defined as equities with a higher price-to-earnings ratio than relative market averages with lower than average to no dividends. Growth stocks can have a higher beta than the overall market, typically higher than 1.0.

What influenced the Fund’s performance?

The Monteagle Enhanced Equity Income Fund had an official launch date of January 23, 2023. There isn’t a true year-to-date available for the fund, so we are working through an odd time period in reporting annual performance discussion. In the year-to-date period prior to launch (1/1/2023-1/23/2023), the S&P 500 was up approximately 5% and ended the quarter up approx. 7.5%. By the end of the second quarter the S&P 500 had gained approximately 17% YTD. During this market rally, the Fed continued on their quest to reduce inflation by raising rates in February, March, May, and July. The Fed eventually paused in September which brought the campaign of eleven consecutive hikes to an end. As of this writing they have signaled that more rate hikes are on still on the table, with the market pricing in one more at the end of this year in December.

When the Fed’s rate hiking campaign began, the speed and magnitude of the hikes made expectations for the equity markets lower. The Fed began with seventy five basis point

Annual Report | 7

MONTEAGLE ENHANCED EQUITY INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

hikes and eventually trickled down to the twenty five basis point hikes that we have had most recently as they move toward the end of the hiking campaign. Higher rates compress margins and typically lead to lower earnings and lower stock prices. However, during this reporting period we have experienced abnormally low volatility as measured by the CBOE VIX Index. We saw one notable spike in volatility in March where the VIX surged up to a level of  approximately 27 for about a week. This was due to the failure of SVB bank and the subsequent smaller banks that followed. As we moved into the second and third quarter, the VIX returned to abnormally low levels and hovered under 14 for most of the summer months.

The S&P 500 ended 2022 at approximately -18.1%, while the Fund benchmark CBOE S&P500 Buywrite ended -11.4%. At Fund launch we were trying to cautiously get the funds invested through dollar cost averaging, while watching the market have a steep rally as it tried to regain the losses of 2022. On the surface, the dramatic rally that we saw during the first half of 2023 would appear impressive. Looking under the hood, we found a market that had an incredibly narrow breadth. The S&P 500 is a market cap weighted index, thus the largest companies by market capitalization carry the largest weight. During this particular rally we saw essentially the top seven names, now known as the “magnificent seven”, in the index have overwhelming outsized gains. These gains combined with these particular companies making up approximately 27% of the index drove the entire S&P 500 index higher. The dispersion in performance across the rest of the constituents has been wide and much more muted.

Going forward the Fund will seek to maintain discipline in seeking and maintaining the companies in the portfolio. We will continue to be monitoring data and commentary coming out of the Fed. We will look to earnings season for direction on the strength of corporate earnings and use this as the basis for writing options. We will continue to be patient on position re-entry while using the abnormally high rates on market to earn interest in the interim.

What is the Fund’s strategy?

The Fund will continue to concentrate on equities mostly contained in the S&P 500 which generally consists of large name brand corporations with strong fundamentals and broad product diversification.  The Fund’s manager will continue to be disciplined in the use of its strategy of seeking quality companies driven by strong fundamentals and sustainable competitive advantages. We seek to identify companies with the ability to consistently produce free cash flow. When adding a new company to the portfolio we are looking for companies with a discount to intrinsic value. We seek a long-term investment horizon and companies that with a digestible beta. The portfolio uses a derivatives overlay strategy to achieve a level of cash flow unattainable through conventional investing. In the event a security rises above the option’s strike and is exercised or called away by the counterparty, the fund manager will either choose to re-enter the position based upon market conditions, or use put options to further generate cash flow while attempting to re-enter the position at a lower price. In the event one of the portfolio companies rises above the intrinsic value, we will seek out a more attractive opportunity.  Sector allocation will be diversified across all GICS sectors of the S&P 500. From time to

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MONTEAGLE ENHANCED EQUITY INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

time, the fund’s managers will over or under weight certain sectors based on market conditions.  It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index.  Therefore, the Fund’s daily performance can and will vary dependent upon current market conditions.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Mutual Shareholder Services, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Annual Report | 9

SMART DIVERSIFICATION FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2023 (UNAUDITED)

How did the Fund Perform?

For the year ended August 31, 2023, the Smart Diversification Fund (the "Fund") had a total return of 1.07%. Compared to the MSCI ACWI Ex USA Net Total Return Index, the Fund underperformed. The Fund's net asset value per share as of August 31, 2023 was $11.92 versus $10 on the Fund's inception date, September 3, 2019.

What is the Fund's investment approach?

The Fund's investment goal is long-term capital appreciation. The Fund uses a quantitative investment approach to actively adjust the asset allocation. Index funds or ETFs are bought or sold based on mathematically applied technical signals. Because the Fund has an equity bias, under generally favorable economic conditions, the Fund may look closely akin to a global equity fund. However, unlike many funds that must stay within a particular investment "lane," the Smart Diversification Fund may switch lanes as the adviser reviews global asset classes. The Fund's subadviser uses proprietary indicators to gauge the trend, the strength of the trend, and the risk of each asset class to determine which equity asset classes may hold appropriate risk/reward trade-offs or which fixed income or alternative asset classes hold potential.

What influenced the Fund's performance?

Equity markets fell toward the end of 2022, negatively impacting performance. For the bulk of 2023, our quantitative process signaled the fund into an overweight in emerging markets. Emerging markets indices tend to have a large weighting in China, which did not help performance. Results were positively impacted by investments in India and other US positions such as the NASDAQ 100 and the S&P500. Due to increased redemptions, the fund has maintained larger than normal cash positions for several months.

What is the Fund's strategy?

The Fund seeks to meet its investment objective by investing under normal market conditions at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase, in exchange-traded funds (“ETFs”) that invest in domestic and foreign (i) equity securities of all market capitalizations, (ii) fixed-income securities of any credit quality, (iii) commodities (e.g., gold), (iv) real estate investment trusts (“REITs”) and (iv) cash or cash equivalents. The foreign securities held by the underlying ETFs may include those in emerging markets.  While the percentage invested in each asset class will change over time, the Fund invests primarily in equity securities and fixed income securities. The Fund may invest in fixed income securities of any credit quality (including high yield or “junk” bonds) and any maturity duration.

Luken Investment Analytics, LLC, the Fund’s investment subadviser, uses the Smart Diversification® strategy, which is based on a proprietary quantitative model that uses trend analysis with a risk-management overlay to analyze each of the portfolio’s fixed income, equities, cash or cash equivalent, and commodities or REIT, asset classes in the

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SMART DIVERSIFICATION FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

portfolio. The model uses trend, strength, and risk indicators to determine the weighting of each asset class held in the portfolio. The subadviser ranks each investment type (asset class) using a proprietary system which considers medium to long-term price trends ranging from a few weeks (short-term) to several months (long-term). If equity markets are trending upward for the applicable period, assets are allocated into equity investments according to the proprietary model’s rules; and if equities are trending downward, the assets are primarily invested in fixed income securities, cash or alternatives as dictated by the applicable model. These decisions are made by pre-set rules. Proprietary indicators are used for strength and risk and may affect the portfolio’s asset class weightings.

The subadviser anticipates rebalancing the Fund’s portfolio based upon the subadviser’s proprietary indicators. A consequence of the subadviser’s strategy, under certain market conditions, is high turnover.  During protracted economic downturns, the subadviser may utilize defensive positioning, by increasing portfolio allocations to cash, fixed-income ETFs and alternative/specialty ETFs. Alternative or specialty ETFs are selected to provide positive returns and diversification. These may include ETFs linked to commodities, gold and managed futures. A consequence of the subadviser’s strategy, under certain market conditions, is high turnover.  The subadviser sees active trading as necessary to address market disturbances, volatility and the like.

Annual Report | 11

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2023 (UNAUDITED)

How did the Fund perform?

At our fiscal year-end August 31, 2023, The Texas Fund (the “Fund”) was up 3.71% for the one-year trailing period while the S&P 500 was up 15.92%. The Fund’s underperformance for the previous 12 months came primarily from the outperformance of a few concentrated names in the S&P 500 (i.e. NVDA, META, TSLA, GOOGL, MSFT, AAPL) that have carried the majority of its performance. As we look forward, we believe the diversification in names and sector allocations that give us a lower correlation to the S&P 500 gives more opportunities to outperform.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation.  The Fund invests in a broad market capitalization across the various sectors and sizes of the Texas economy keeping 80% or more of the fund invested in: 1) companies headquartered in Texas, 2) organized under Texas state laws, or 3) derive 50% of revenues or profits or have 50% of their assets in Texas.  The adviser limits the pool of stocks considered for purchase to only those equities with market capitalization greater than $500 million. The adviser also limits the amount in any one sector to less than 25% of the overall portfolio of companies.

In selecting stocks, the Fund’s adviser uses a formula ranking stocks in each sector.  Company rankings are determined by the Fund’s adviser after analyzing the financials, valuation, and growth prospects in comparison with their peers in the sector. The advisor considers the macro environment as well as sector opportunities to determine how heavily to weight a sector. The overall objective is to hold higher ranked companies for a long-term period to allow the capture of their growth within the Texas economy.

Since there are a number of small and mid-cap companies in Texas and the fund advisers do not give specific preference large caps the fund tends to have an average market capitalization between $4 billion to $6 billion. The Fund also maintains investments across the spectrum of Texas companies from those considered to be value companies to those considered growth companies.

What influenced the Fund’s performance?

During the course of the investment year, we have experienced a large move in interest rates at the short end of the curve. Fundamentally, we know that this means adjustments to the economy are in the works. The broader stock market saw a large downturn in 2022 and 2023 saw a strong recovery. However, the S&P 500 remains below the level it was on December 31, 2021. Our greater exposure to energy and inflationary assets gave us better protection in the 2022 downturn. However, our lower allocation to large cap tech kept us from performing as well as the S&P 500 year to date through August 31, 2023.

Annual Report | 12

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

First Quarter (8/31/2022-11/30/22)

▪

Energy outperformed the broader market.

▪

Top performers during the period were: Texas Pacific Land +51.54%, Chapionx Corp 42.75%, RCI Hospitality 37.05%, Rent A Center 36.94%, Schlumberger 33.80%

▪

For the period 8/31/2022-11/30/2022 the Texas Fund was up 4.91% while the Russell 2000 was up 2.71% and the S&P 500 was up 3.63%.

Second Quarter (12/1/22-2/28/23)

▪

The Fund was overweight Industrials, Energy, and Financial Services.

▪

Energy underperformed while Technology outperformed during this period as compared to the overall market indices.

▪

Top performers during the period were: Tidewater Inc +64.99%, Cirrus Logic Inc +44.80%, Daseke Inc +44.76%, Builders Firstsource Inc. +33.89, Encore Wire Corp +33.17%

▪

For the period 11/30/2022-2/28/2023 the Texas Fund was down -2.96% while the Russell 2000 was up 0.89% and the S&P 500 was down -2.28%.

Third Quarter (3/1/23-5/31/23)

▪

The Fund was overweight Technology, Financial Services, and Consumer Cyclical.

▪

Top performers during the period were: Green Brick Partners +56.99%, Xbiotech Inc +51.64%, Builders Firstsource Inc. +41.91%, Open Lending Corp +39.86%, Crowdstrike +31.56%

▪

Financials underperformed while Technology outperformed during this period as compared to the overall market indices.

▪

For the period 2/28/2023-5/31/2023 the Texas Fund was down -8.80% while the Russell 2000 was down -7.32% and the S&P 400 Midcap was down -7.03%.

Fourth Quarter (6/1/23-8/31/23)

▪

The Fund was overweight Energy, Industrials, and Consumer Discretionary, which aided outperformance during the quarter.

▪

Energy led the sector performance during the quarter, with strong returns also coming from Consumer Discretionary, Industrials, and Materials, all of which returned over 10% during the quarter.  Utilities were the worst sector performer, falling 3.03% over the quarter.

▪

Top performers during the period were: Uranium Energy Corp +73.49%, Cactus Inc. +63.91%, Par Pac Holdings +60.77%, IES Holdings +58.22%, Sabre Corp +57.23%

▪

For the period 5/31/2023-8/31/2023 the Texas Fund was up 11.71% while the Russell 2000 was up 8.83% and the S&P 400 Midcap was up 10.22%.

Annual Report | 13

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

What is the Fund’s strategy?

The Fund will continue to concentrate on Texas-based equities in order to take advantage of the Texas business climate and prospects for growth.  The Fund’s adviser will continue to evaluate and monitor the investment of the Fund to capture the growth in equities in the growing Texas economy.  At the current point in time, the sub-adviser believes the growth of Texas businesses will outpace the overall US and that difference will be passed on to investors.  Therefore, the sub-adviser seeks to maintain long term equity positions that grow in market cap with the Texas economy. The sub-advisor believes that investors are currently getting a very good value for average future earnings growth estimates when compared to the S&P 500 and sees no reason to change the investment approach.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Annual Report | 14

MONTEAGLE SELECT VALUE FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

  Comparison of the Change in Value of a $50,000 Investment
in Monteagle Select Value Fund - Institutional Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2023)
	One Year	Five Years	Ten Years	Dollar Value
Monteagle Select Value Fund - Institutional Class	0.28%	6.00%	7.95%	$107,445
S&P 500 Index	15.92%	11.10%	12.78%	$166,705

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Select Value Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Select Value Fund - Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 15

MONTEAGLE OPPORTUNITY EQUITY FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment in

Monteagle Opportunity Equity Fund - Investor Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2023)
	One Year	Five Years	Ten Years	Dollar Value
Monteagle Opportunity Equity Fund
Investor Class	9.00%	7.71%	8.71%	$ 115,210
Institutional Class	9.60%	8.24%	9.25%	$ 121,066
S&P 500 Index	15.92%	11.10%	12.78%	$ 166,705

You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all the assets and liabilities of The Henssler Equity Fund, a series of the Henssler Funds, (the “Predecessor Fund”) in a tax-free reorganization on or about May 27, 2019.  In connection with this acquisition, shares of the Predecessor Fund’s Investor Class Shares and Institutional Class Shares were exchanged for Investor Class Shares and Institutional Class Shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth above reflects the historical performance of the Predecessor Fund shares.  The Predecessor Fund’s Investor Class shares commenced investment operations on June 10, 1998. The Predecessor Fund’s Institutional Class shares commenced investment operations on June 15, 2011.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of Monteagle Opportunity Equity Fund - Investor Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with Monteagle Opportunity Equity Fund - Investor Class and Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 16

MONTEAGLE ENHANCED EQUITY INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment
in Enhanced Equity Income Fund - Institutional Class Shares

and the CBOE S&P 500 BuyWrite Monthly Index

Average Annual Total Return (for the periods ended August 31, 2023)
	Since Inception*	Dollar Value
Enhanced Equity Income Fund - Institutional Class	5.21%	$ 10,521
CBOE S&P 500 BuyWrite Monthly Index	6.44%	$ 10,644

* Represents the period from the commencement of operations (January 23, 2023) through August 31, 2023.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Enhanced Equity Income Fund - Institutional Class shares versus the CBOE S&P 500 BuyWrite Monthly Index (BXM). The BXM Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index®. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" (or selling) the near-term S&P 500 Index (SPXSM) "covered" call option, generally on the third Friday of each month. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the CBOE S&P 500 BuyWrite Monthly Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Enhanced Equity Income Fund - Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 17

SMART DIVERSIFICATION FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in Smart Diversification Fund - Institutional Class Shares

and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2023)
	One Year	Since Inception*	Dollar Value
Smart Diversification Fund - Institutional Class	1.07%	7.86%	$ 67,622
S&P 500 Index	15.92%	13.49%	$ 82,856

* Represents the period from the commencement of operations (September 3, 2019) through August 31, 2023.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Smart Diversification Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Smart Diversification Fund - Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 18

THE TEXAS FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment
in The Texas Fund - Institutional Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 202)
	One Year	Five Year	Since Inception*	Dollar Value
The Texas Fund - Institutional Class	3.71%	3.65%	4.00%	$ 73,868
S&P 500 Index	15.92%	11.10%	12.37%	$ 159,558

* Represents the period from the commencement of operations (September 17, 2013) through August 31, 2023.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of The Texas Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with The Texas Fund - Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 19

MONTEAGLE SELECT VALUE FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2023 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
PulteGroup, Inc.	6.14%
Rollins, Inc.	5.24%
D.R. Horton, Inc.	4.89%
DuPont de Nemours, Inc.	4.38%
Progressive Corp.	4.31%
NRG Energy, Inc.	3.83%
Nasdaq, Inc.	3.76%
Leidos Holdings, Inc.	3.56%
Steris PLC	3.47%
Ameren Corp.	3.23%
42.81%

Top Ten Portfolio Industries/Investment Types	(% of Net Assets)
Utilities	15.47%
Healthcare Equipment & Services	12.83%
Consumer Durables & Apparel	11.86%
Money Market Fund	10.15%
Commercial & Professional Services	8.80%
Insurance	7.51%
Capital Goods	6.04%
Technology Hardware & Equipment	5.00%
Chemicals	4.38%
Diversified Financials	3.76%
85.80%

Annual Report | 20

MONTEAGLE OPPORTUNITY EQUITY FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2023 (UNAUDITED)

 FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Camden Property Trust	1.65%
CBRE Group, Inc. Class A	1.64%
Weyerhaeuser Co.	1.62%
Consolidated Edison, Inc.	1.58%
Cognizant Technology Solutions Corp. Class A	1.55%
Check Point Software Technology Ltd.	1.51%
Builders FirstSource, Inc.	1.43%
Archer-Daniels Midland Co.	1.31%
Darden Restaurants, Inc.	1.29%
Cummins, Inc.	1.27%
14.85%

Top Ten Portfolio Industries/Investment Types	(% of Net Assets)
Capital Goods	5.73%
Real Estate Investment Trusts	4.89%
Software & Services	4.23%
Banks	3.18%
Real Estate	2.57%
Services-Prepackaged Software	2.33%
Services-Computer Programming Services	2.25%
Services-Computer Integrated Systems Design	2.04%
Retail-Eating Places	1.97%
Pharmaceutical Preparations	1.84%
31.03%

Annual Report | 21

MONTEAGLE ENHANCED EQUITY INCOME FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2023 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
SPDR S&P 500 ETF Trust	12.13%
Microsoft Corp.	5.30%
Salesforce.com, Inc.	5.11%
Apple, Inc.	5.06%
Coca-Cola Co.	3.27%
Cheniere Energy, Inc.	3.26%
AbbVie, Inc.	3.05%
Walmart Inc.	3.00%
Thermo Fisher Scientific, Inc.	3.00%
Hilton Worldwide Holdings Inc.	2.97%
46.15%

Top Ten Portfolio Industries	(% of Net Assets)
Exchange Traded Fund	12.13%
Software & Services	10.41%
Food, Beverage & Tobacco	6.01%
Pharmaceuticals, Biotechnology & Life Science	5.64%
Automobiles & Components	5.57%
Technology Hardware & Equipment	5.06%
Real Estate Investment Trusts	5.02%
Oil & Gas	3.26%
Mass Merchants	3.00%
Medical Instruments & Equipment	3.00%
59.10%

Annual Report | 22

SMART DIVERSIFICATION FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2023 (UNAUDITED)

  FUND PROFILE:

Top Long-Term Portfolio Holdings	(% of Net Assets)
SPDR S&P 500 ETF Trust	30.16%
iShares China Large-Cap ETF	15.94%
Invesco QQQ Trust, Series 1 ETF	15.62%
iShares MSCI India ETF	9.69%
iShares MSCI Emerging Markets ETF	5.40%
SPDR Portfolio Emerging Markets ETF	4.73%
First Trust China AlphaDEX Fund	3.23%
84.77%

Top Portfolio Investment Types	(% of Net Assets)
Exchange Traded Funds	84.77%
Money Market Fund	15.33%
100.10%

Annual Report | 23

THE TEXAS FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2023 (UNAUDITED)

  FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Powell Industries, Inc	2.38%
Comfort Systems USA, Inc.	1.83%
XPEL, Inc.	1.78%
Alkami Technology, Inc.	1.74%
Crowdstrike Holdings, Inc. Class A	1.63%
Encore Wire Corp.	1.56%
International Bancshares Corp.	1.53%
CorVel Corp.	1.48%
IES Holdings, Inc.	1.47%
McKesson Corp.	1.44%
16.84%

Top Ten Portfolio Industries	(% of Net Assets)
Capital Goods	11.70%
Software & Services	10.13%
Healthcare Equipment & Services	5.55%
Oil, Gas & Consumable Fuels	5.42%
Oil & Gas Refining & Marketing	4.35%
Consumer Services	4.24%
Banks	4.14%
Oil & Gas Equipment Services	4.10%
Diversified Financials	3.83%
Consumer Durables & Apparel	3.28%
56.74%

Annual Report | 24

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2023

Shares		Fair Value

COMMON STOCKS - 91.91%

Automobiles & Components - 2.05%
6,300	BorgWarner, Inc.	$ 256,725
1,260	Phinia, Inc. *	35,028
		291,753
Banks - 0.67%
2,600	U.S. Bancorp	94,978

Capital Goods - 6.04%
1,650	Illinois Tool Works, Inc.	408,128
500	TransDigm Group, Inc. *	451,925
		860,053
Chemicals - 4.38%
8,100	DuPont de Nemours, Inc.	622,809

Commercial & Professional Services - 8.80%
5,200	Leidos Holdings, Inc.	507,052
18,850	Rollins, Inc.	745,894
		1,252,946
Consumer Durables & Apparel -11.86%
5,850	D.R. Horton, Inc.	696,267
11,120	Newell Brands, Inc.	117,650
10,650	PulteGroup, Inc.	873,939
		1,687,856
Diversified Financials - 3.76%
10,200	Nasdaq, Inc.	535,296

Healthcare Equipment & Services - 12.83%
2,200	ABIOMED, Inc. Rights	-
3,800	Baxter International, Inc.	154,280
4,000	Dexcom, Inc. *	403,920
700	Humana, Inc.	323,141
2,500	Medtronic PLC (Ireland)	203,750
1,550	Resmed, Inc.	247,364
2,150	Steris PLC	493,619
		1,826,074
Insurance - 7.51%
4,600	Progressive Corp.	613,962
2,200	Willis Towers Watson PLC	454,872
		1,068,834
Retailing - 1.41%
1,450	Dollar General Corp.	200,825

Semiconductors & Semiconductor Equipment - 1.67%
3,400	Micron Technology, Inc.	237,796

The accompanying notes are an integral part of these financial statements.

Annual Report | 25

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Software & Services - 2.04%
1,400	VeriSign, Inc. *	$ 290,906

Technology Hardware & Equipment - 5.00%
5,800	Cisco Systems, Inc.	332,630
3,500	IPG Photonics Corp. *	379,260
		711,890
Transportation - 3.03%
1,650	FedEx Corp.	430,683

Utilities - 15.47%
5,800	Ameren Corp.	459,766
5,900	Eversource Energy	376,538
6,000	NextEra Energy, Inc.	400,800
14,500	NRG Energy, Inc.	544,475
7,350	Xcel Energy, Inc.	419,905
		2,201,484

TOTAL FOR COMMON STOCKS (Cost $13,135,298) - 86.52%		12,314,183

REAL ESTATE INVESTMENT TRUSTS - 3.32%
1,500	American Tower Corp.	271,980
2,000	Crown Castle International Corp.	201,000

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $784,914) - 3.32%		472,980

MONEY MARKET FUND - 10.15%
1,444,549	Federated Hermes Government Obligations Fund – Institutional Class, 5.18% **	1,444,549

TOTAL FOR MONEY MARKET FUND (Cost $1,444,549) - 10.15%		1,444,549

TOTAL INVESTMENTS (Cost $15,364,761) - 99.99%		14,231,712

OTHER ASSETS LESS LIABILITIES - 0.01%		1,033

NET ASSETS - 100.00%		$ 14,232,745

* Non-Income producing.

** 7-day yield as of August 31, 2023.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report | 26

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2023

Shares		Fair Value

COMMON STOCKS - 93.60%

Agricultural Chemicals - 0.93%
13,200	ICL Group Ltd.	$ 78,804
2,500	Nutrien Ltd.	158,300
		237,104
Agricultural Products-Livestock & Animal Specialties - 0.83%
4,400	Cal-Maine Foods, Inc.	210,276

Arrangement of Transportation of Freight & Cargo - 0.64%
1,800	C.H. Robinson Worldwide, Inc.	162,774

Banks - 3.18%
2,600	Bank OZK	104,442
5,000	Cadence Bank	114,400
2,100	East West Bancorp, Inc.	116,214
4,500	Heartland Financial USA, Inc.	137,880
800	M&T Bank Corp.	100,040
4,200	NMI Holdings, Inc. *	120,204
4,200	Washington Federal, Inc.	114,156
		807,336
Bituminous Coal & Lignite Surface Mining - 1.02%
500	Alpha Metallurgical Resources, Inc.	101,420
1,200	Arch Resources, Inc. Class A	156,720
		258,140
Capital Goods - 5.73%
1,500	AGCO Corp.	194,295
1,400	Applied Industrial Technologies, Inc.	216,118
1,400	Cummins, Inc.	322,056
1,000	EMCOR Group, Inc.	224,250
700	Huntington Ingalls Industries, Inc.	154,224
600	Snap-on, Inc.	161,160
500	Watsco, Inc. Class A	182,275
		1,454,378
Cement Hydraulic - 0.30%
400	Eagle Materials, Inc.	75,728

Chemicals - 0.67%
1,500	Dow, Inc.	81,840
900	LyondellBasell Industries NV Class A	88,893
		170,733
Commercial & Professional Services - 1.59%
6,900	HNI Corp.	226,044
2,400	Robert Half International, Inc.	177,504
		403,548
Consumer Durables & Apparel - 0.72%
2,300	Brunswick Corp.	181,976

The accompanying notes are an integral part of these financial statements.

Annual Report | 27

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Containers & Packaging - 0.32%
1,400	Sonoco Products Co.	$ 80,430

Crude Petroleum & Natural Gas - 1.20%
8,800	Enerplus Corp.	150,568
3,300	Ovintiv, Inc.	154,968
		305,536
Deep Sea Foreign Transportation of Freight - 0.64%
13,500	ZIM Integrated Shipping Services Ltd. (Israel)	162,945

Dental Equipment & Supplies - 0.64%
5,100	Envista Holdings Corp. *	163,302

Diversified Financials - 1.66%
3,100	Lazard Ltd. Class A (Bermuda)	107,694
1,000	Raymond James Financial, Inc.	104,590
6,500	Synchrony Financial	209,820
		422,104
Drawing & Insulating of Nonferrous Wire - 0.70%
1,900	Belden, Inc.	178,410

Electric & Other Services Combined - 1.58%
4,500	Consolidated Edison, Inc.	400,320

Electric Services - 0.76%
3,500	Black Hills Corp.	192,500

Electric Utilities - 1.56%
3,600	ALLETE, Inc.	197,640
5,800	OGE Energy Corp.	197,490
		395,130
Electronic Components & Accessories - 0.76%
7,000	Vishay Intertechnology, Inc.	192,080

Energy Equipment & Services - 0.52%
3,400	Halliburton Co.	131,308

Food, Beverage & Tobacco - 2.00%
4,200	Archer-Daniels Midland Co.	333,060
1,700	Ingredion, Inc.	174,947
		508,007
Gas Utilities - 0.77%
2,700	ONE Gas, Inc.	195,669

Health Care Equipment & Services - 1.81%
1,600	DaVita, Inc. *	163,872
3,600	InMode Ltd. (Israel) *	140,724
500	Molina Healthcare, Inc. *	155,060
		459,656

The accompanying notes are an integral part of these financial statements.

Annual Report | 28

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Heavy Construction Other Than Building Construction Contractors - 0.98%
3,000	Sterling Infrastructure, Inc. *	$ 248,280

Hotels & Motels - 0.63%
2,400	Boyd Gaming Corp.	160,488

Industrial Trucks, Tractors, Trailors & Stackers - 0.67%
2,800	Terex Corp.	169,708

Instruments For Measuring & Testing Of Electricity & Electrical Signals - 0.68%
4,600	Cohu, Inc. *	171,994

Insurance - 1.75%
1,400	Arch Capital Group Ltd. *	107,604
2,900	CNA Financial Corp.	114,057
3,100	The Hartford Financial Services Group, Inc.	222,642
		444,303
Investment Advice - 1.79%
9,200	Bridge Investment Group Holdings, Inc. Class A	92,736
900	Evercore, Inc. Class A	126,045
3,500	Federated Hermes, Inc.	121,660
3,300	Victory Capital Holdings, Inc. Class A	113,586
		454,027
Life Insurance - 0.42%
5,800	Manulife Financial Corp.	107,184

Media & Entertainment - 0.52%
4,000	Warner Music Group Corp. Class A	133,200

Men's & Boys' Furnishings, Work Clothing & Allied Garments 0.71%
1,800	Oxford Industries, Inc.	181,782

Metal Shipping Barrels, Drums, Kegs & Pails - 0.34%
1,200	Greif, Inc. Class A	87,108

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.67%
1,100	Atkore, Inc. *	169,367

Miscellaneous Manufacturing Industries - 0.75%
3,800	Brady Corp. Class A	191,672

Mobile Homes - 0.73%
2,600	Skyline Champion Corp. *	185,302

Motor Homes - 0.74%
2,900	Winnebago Industries, Inc.	188,065

The accompanying notes are an integral part of these financial statements.

Annual Report | 29

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Motor Vehicle Parts & Accessories - 1.41%
5,600	Gentex Corp.	$ 182,896
2,900	Allison Transmission Holdings, Inc.	175,305
		358,201
Motorcycles, Bicycles & Parts - 0.65%
1,500	Fox Factory Holding Corp. *	166,215

National Commercial Banks - 0.89%
1,800	UMB Financial Corp.	113,778
8,400	Fulton Financial Corp.	111,972
		225,750
Natural Gas Distribution - 0.87%
4,100	National Fuel Gas Co.	220,334

Oil & Gas Field Services - 0.51%
16,100	RPC, Inc.	128,639

Oil, Gas & Consumable Fuels - 0.61%
2,800	California Resources Corp.	156,352

Operative Builders - 1.58%
2,100	M/I Homes, Inc. *	206,178
1,400	Meritage Homes Corp.	194,656
		400,834
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.56%
1,200	Zimmer Biomet Holdings, Inc.	142,944

Paper Mills - 0.34%
2,500	International Paper Co.	87,300

Petroleum Refining - 1.07%
2,100	Valero Energy Corp.	272,790

Pharmaceutical Preparations - 1.84%
15,800	Ironwood Pharmaceuticals, Inc. Class A *	139,040
19,700	POINT Biopharma Global, Inc. Class A *	156,812
5,400	Supernus Pharmaceuticals, Inc. *	171,936
		467,788
Pharmaceuticals, Biotechnology & Life Science - 0.62%
1,300	Agilent Technologies, Inc.	157,391

Printed Circuit Boards - 1.40%
1,800	Plexus Corp. *	182,790
3,100	Sanmina Corp. *	172,670
		355,460
Pumps & Pumping Equipment - 0.71%
800	Idex Corp.	181,120

The accompanying notes are an integral part of these financial statements.

Annual Report | 30

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Radio Telephone Communications - 0.25%
3,600	TELUS Corp.	$ 63,216

Real Estate - 2.57%
4,900	CBRE Group, Inc. Class A *	416,745
2,700	Innovative Industrial Properties, Inc.	235,656
		652,401
Retail-Catalog & Mail-Order Houses - 0.88%
1,400	Insight Enterprises, Inc. *	224,126

Retail-Eating Places - 1.97%
6,200	Bloomin' Brands, Inc.	173,972
2,100	Darden Restaurants, Inc.	326,571
		500,543
Retail-Grocery Stores - 0.70%
7,900	Albertsons Cos., Inc.	176,960

Retail-Jewelry Stores - 0.80%
2,700	Signet Jewelers Ltd. (Bermuda)	202,500

Retail-Lumber & Other Building Materials Dealer - 1.43%
2,500	Builders FirstSource, Inc. *	362,600

Retail-Miscellaneous Shopping Goods Stores - 1.39%
3,200	Academy Sports & Outdoors, Inc.	174,624
3,600	The ODP Corp. *	177,552
		352,176
Retail-Variety Stores - 0.80%
3,000	BJ's Wholesale Club Holdings, Inc. *	202,170

Retailing - 1.60%
3,100	Best Buy Co., Inc.	236,995
1,100	Genuine Parts Co.	169,103
		406,098
Rolling Drawing & Extruding Of Nonferrous Metals - 1.35%
1,100	Encore Wire Corp.	181,291
2,100	Mueller Industries, Inc.	162,036
		343,327
Rubber & Plastics Footwear - 0.62%
300	Deckers Outdoor Corp. *	158,727

Security Brokers, Dealers & Flotation Companies - 0.44%
1,700	Stifel Financial Corp. *	110,534

Services-Commercial Physical & Biological Research - 1.40%
800	Charles River Laboratories International, Inc. *	165,456
700	Medpace Holdings, Inc. *	189,189
		354,645

The accompanying notes are an integral part of these financial statements.

Annual Report | 31

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Services-Computer Integrated Systems Design - 2.04%
500	CACI International, Inc. Class A *	$ 164,005
4,400	Open Text Corp.	177,144
1,500	Science Applications International Corp. *	176,490
		517,639
Services-Computer Processing & Data Preparation - 0.22%
3,100	CarGurus, Inc. Class A *	56,141

Services-Computer Programming Services - 2.25%
5,500	Cognizant Technology Solutions Corp. Class A	393,855
4,800	Doximity, Inc. Class A *	114,432
1,900	Perion Network Ltd. *	63,061
		571,348
Services-Educational Services - 0.69%
11,600	Afya Ltd. Class A (Brazil) *	174,812

Services-Engineering Services - 1.37%
2,000	AECOM	175,500
1,100	Tetra Tech, Inc.	173,085
		348,585
Services-Help Supply Services - 1.90%
1,500	AMN Healthcare Services, Inc. *	132,570
6,500	Cross Country Healthcare, Inc. *	167,440
2,900	Kforce, Inc.	181,685
		481,695
Services-Miscellaneous Business Services - 0.52%
2,700	Donnelley Financial Solutions, Inc. *	133,029

Services-Prepackaged Software - 2.33%
25,300	Cellebrite DI Ltd. (Israel) *	203,665
9,600	Gen Digital, Inc.	194,400
3,200	Progress Software Corp.	194,688
		592,753
Silver Ores - 0.99%
2,000	CONSOL Energy, Inc.	172,080
2,000	Warrior Met Coal, Inc.	79,120
		251,200
Software & Services - 4.23%
14,600	A10 Networks, Inc.	217,394
2,850	Check Point Software Technology Ltd. (Israel) *	383,581
2,300	Dolby Laboratories, Inc. Class A	194,281
4,600	Genpact Ltd. (Bermuda)	171,718
11,900	PagSeguro Digital Ltd. Class A (Brazil) *	106,862
		1,073,836
Special Industry Machinery - 0.76%
1,000	Axcelis Technologies, Inc.	192,150

The accompanying notes are an integral part of these financial statements.

Annual Report | 32

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Sporting & Athletic Goods - 0.71%
3,100	Acushnet Holdings Corp.	$ 181,505

Surgical & Medical Instruments & Apparatus - 1.09%
1,300	TeleFlex, Inc.	276,562

Telephone & Telegraph Apparatus - 0.89%
1,400	Fabrinet (Cayman Islands) *	225,078

Television Broadcasting Stations - 0.26%
400	Nexstar Media Group, Inc.	65,120

Transportation - 0.71%
950	Landstar System, Inc.	180,320

Wholesale-Lumber & Other Construction Materials - 1.47%
1,900	Boise Cascade Co.	207,803
2,400	GMS, Inc. *	166,416
		374,219

TOTAL FOR COMMON STOCKS (Cost $23,082,141) - 93.60%		23,769,003

REAL ESTATE INVESTMENT TRUSTS - 4.89%
9,400	Brixmor Property Group, Inc.	206,612
3,900	Camden Property Trust	419,718
1,400	Mid-America Apartment Communities, Inc.	203,322
12,600	Weyerhaeuser Co.	412,650
		1,242,302

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,214,724) - 4.89%		1,242,302

MONEY MARKET FUND - 1.40%
356,373	Federated Hermes Government Obligations Fund – Institutional Class, 5.18% **	356,373

TOTAL FOR MONEY MARKET FUND (Cost $356,373) - 1.40%		356,373

TOTAL INVESTMENTS (Cost $24,653,238) - 99.89%		25,367,678

OTHER ASSETS LESS LIABILITIES - 0.11%		27,172

NET ASSETS - 100.00%		$25,394,850

* Non-Income producing.

** 7-day yield as of August 31, 2023.

NV - Naamloze Vennootschap, a Dutch term for public limited company.

The accompanying notes are an integral part of these financial statements.

Annual Report | 33

MONTEAGLE ENHANCED EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2023

Shares		Fair Value

COMMON STOCKS - 73.64%

Automobiles & Components - 5.57%
9,200	Borgwarner, Inc.	$ 374,900
1,100	Ferrari NV	349,514
		724,414
Capital Goods - 2.67%
800	Northrop Grumman Corp.	346,472

Chemicals - 2.48%
5,900	Dow, Inc.	321,904

Commercial & Professional Services - 2.66%
2,400	Republic Services, Inc.	345,912

Communication Services - 2.70%
5,100	Liberty Formula One Group *	350,829

Consumer Services - 2.16%
1,000	McDonald's Corp.	281,150

Defense Primes - 2.32%
3,500	RTX Corp.	301,140

Electric Utilities - 2.62%
5,100	NextEra Energy, Inc.	340,680

Food, Beverage & Tobacco - 6.01%
7,100	Coca-Cola Co.	424,793
5,000	Mondelez International, Inc. Class A	356,300
		781,093
Healthcare Equipment & Services - 2.84%
800	Humana, Inc.	369,304

Hotels & Motels - 2.97%
2,600	Hilton Worldwide Holdings, Inc.	386,490

Mass Merchants - 3.00%
2,400	Walmart, Inc.	390,264

Media - 0.00%
1	Liberty Live Group *	9

Medical Instruments & Equipment - 3.00%
700	Thermo Fisher Scientific, Inc. (a)	389,970

Oil & Gas - 3.26%
2,600	Cheniere Energy, Inc.	424,320

The accompanying notes are an integral part of these financial statements.

Annual Report | 34

MONTEAGLE ENHANCED EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Oil, Gas & Consumable Fuels - 2.91%
3,400	Exxon Mobil Corp.	$ 378,046

Pharmaceuticals, Biotechnology & Life Science - 5.64%
4,400	AbbVie, Inc.	336,512
2,700	Gilead Sciences, Inc.	396,792
		733,304
Radio Telephone Communications - 2.83%
2,700	T-Mobile US, Inc. *	367,875

Software & Services - 10.41%
2,100	Microsoft Corp.	688,296
3,000	Salesforce.com, Inc. (a) *	664,380
		1,352,676
Technology Hardware & Equipment - 5.06%
3,500	Apple, Inc.	657,545

Telecommunication Services - 2.53%
9,400	Verizon Communications, Inc.	328,812

TOTAL FOR COMMON STOCKS (Cost $9,804,188) - 73.64%		9,572,209

EXCHANGE TRADED FUND - 12.13%
3,500	SPDR S&P 500 ETF Trust	1,576,225
		1,576,225

TOTAL FOR EXCHANGE TRADED FUND (Cost $1,540,644) - 12.13%		1,576,225

REAL ESTATE INVESTMENT TRUSTS - 5.02%
2,900	Prologis, Inc.	360,180
1,300	SBA Communications Corp.	291,889
		652,069

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $714,872) - 5.02%		652,069

MONEY MARKET FUND - 1.92%
249,241	Federated Hermes Government Obligations Fund – Institutional Class, 5.18% (**) (***)	249,241

TOTAL FOR MONEY MARKET FUND (Cost $249,241) - 1.92%		249,241

TOTAL INVESTMENTS (Cost $12,308,945) - 92.71%		12,049,744

INVESTMENTS IN WRITTEN OPTIONS, AT VALUE (Premiums Received $17,379) - (0.13)%		(16,250)

OTHER ASSETS LESS LIABILITIES - 7.42%		964,356

NET ASSETS - 100.00%		$12,997,850

The accompanying notes are an integral part of these financial statements.

Annual Report | 35

MONTEAGLE ENHANCED EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

(a) Subject to written option contracts.

* Non-Income producing.

** 7-day yield as of August 31, 2023.

*** All or a portion of this security is held as collateral for written options. Total value of collateral for written options is $43,391 representing 0.33% of net assets.

ETF - Exchange Traded Fund

NV - Naamloze Vennootschap, a Dutch term for public limited company.

The accompanying notes are an integral part of these financial statements.

Annual Report | 36

MONTEAGLE ENHANCED EQUITY INCOME FUND

SCHEDULE OF WRITTEN OPTIONS

AUGUST 31, 2023

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at August 31, 2023.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Annual Report | 37

SMART DIVERSIFICATION FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2023

Shares		Fair Value

EXCHANGE TRADED FUNDS - 84.77%
24,240	First Trust China AlphaDEX ETF	$ 468,629
84,500	iShares China Large-Cap ETF	2,315,300
20,000	iShares MSCI Emerging Markets ETF	783,400
32,000	iShares MSCI India ETF	1,407,040
6,000	Invesco QQQ Trust, Series 1 ETF	2,267,940
20,000	SPDR Portfolio Emerging Markets ETF	686,400
9,725	SPDR S&P 500 ETF Trust •	4,379,654
		12,308,363

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $10,690,059) - 84.77%		12,308,363

MONEY MARKET FUND - 15.33%
2,226,198	Federated Hermes Government Obligations Fund – Institutional Class, 5.18% **	2,226,198

TOTAL FOR MONEY MARKET FUND (Cost $2,226,198) - 15.33%		2,226,198

TOTAL INVESTMENTS (Cost $12,916,257) - 100.10%		14,534,561

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.10)%		(15,157)

NET ASSETS - 100.00%		$ 14,519,404

• Weight of SPDR S&P ETF Trust is 30.13% as of August 31, 2023. Additional information, including current Prospectus and Annual Reports, is available at https://www.sectorspdrs.com/.

** 7-day yield as of August 31, 2023.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

Annual Report | 38

THE TEXAS FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2023

Shares		Fair Value

COMMON STOCKS - 95.57%

Automobiles - 0.92%
430	Tesla, Inc. *	$ 110,974

Automobiles & Components - 2.04%
185	Toyota Motor Corp. ADR	31,844
2,560	XPEL, Inc. *	213,248
		245,092
Banks - 4.14%
665	First Financial Bankshares, Inc.	19,099
4,105	International Bancshares Corp.	183,822
1,598	Mr. Cooper Group, Inc. *	90,543
2,760	South Plains Financial, Inc.	72,395
6,153	Stellar Bancorp, Inc.	130,874
		496,733
Capital Goods - 11.70%
515	Builders FirstSource, Inc. *	74,696
266	CSW Industrials, Inc.	47,782
145	Caterpillar, Inc.	40,764
1,193	Comfort Systems USA, Inc.	220,192
1,134	Encore Wire Corp.	186,895
2,360	IES Holdings, Inc. *	176,953
279	Jacobs Solutions, Inc.	37,615
3,410	Powell Industries, Inc	286,338
5,557	Quanex Building Products Corp.	149,928
352	Quanta Services, Inc.	73,874
1,526	Rush Enterprises, Inc. Class A	63,171
1,701	Thermon Group Holdings, Inc. *	46,743
		1,404,951
Chemicals - 3.07%
535	Celanese Corp. Series A	67,603
4,484	Huntsman Corp.	124,969
4,881	Kronos Worldwide, Inc.	41,000
1,031	Westlake Chemical Corp.	135,040
		368,612
Commercial & Professional Services - 1.56%
1,360	Copart, Inc.	60,969
2,900	Ennis, Inc.	61,770
416	Waste Management, Inc.	65,220
		187,959
Construction & Engineering - 0.55%
748	AECOM	65,637

Construction Materials - 1.94%
559	Eagle Materials, Inc.	105,830
590	United States Lime & Mineral, Inc.	127,782
		233,612

The accompanying notes are an integral part of these financial statements.

Annual Report | 39

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Consumer Durables & Apparel - 3.28%
860	D.R. Horton, Inc.	$ 102,357
2,359	Green Brick Partners, Inc. *	116,676
410	LGI Homes, Inc. *	50,471
3,370	Legacy Housing Corp. *	76,398
2,748	Topgolf Callaway Brands Corp. *	47,925
		393,827
Consumer Finance - 1.03%
8,300	Green Dot Corp. Class A *	123,172

Consumer Services - 4.24%
300	Biglari Holdings, Inc. Class B *	55,800
3,511	Brinker International, Inc. *	114,915
1,500	Chuy's Holdings, Inc. *	57,150
3,168	Dave & Buster's Entertainment, Inc. *	124,407
3,160	European Wax Center, Inc. Class A *	54,858
639	Wingstop, Inc.	102,649
		509,779
Diversified Financials - 3.83%
4,921	Avantax, Inc.	102,947
7,840	Open Lending Corp. Class A *	64,680
10,115	P10, Inc. Class A	121,886
4,650	TPG, Inc.	130,758
21	Texas Pacific Land Corp.	39,580
		459,851
Electric Housewares & Fans - 0.96%
940	Helen of Troy Ltd. (Bermuda) *	115,545

Energy - 0.19%
160	Marathon Petroleum Corp.	22,843

Energy Equipment & Services - 1.70%
903	Cactus, Inc. Class A	48,166
3,015	ChampionX Corp.	108,811
5,892	Select Water Solutions, Inc.	47,431
		204,408
Engineering & Construction - 1.12%
1,725	Arcosa, Inc.	134,929

Food, Beverage & Tobacco - 2.53%
2,364	Darling Ingredients, Inc. *	146,001
4,701	Keurig Dr. Pepper, Inc.	158,189
		304,190
Gas Utilities - 0.96%
995	Atmos Energy Corp.	115,370

The accompanying notes are an integral part of these financial statements.

Annual Report | 40

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Health Care Equipment & Services - 5.55%
670	Addus HomeCare Corp. *	$ 58,759
550	AMN Healthcare Services, Inc.	48,609
821	CorVel Corp. *	177,705
595	Integer Holdings Corp. *	50,759
420	McKesson Corp.	173,174
655	Tenet Healthcare Corp. *	50,802
1,060	U.S. Physical Therapy, Inc.	106,880
		666,688
Household & Personal Products - 1.28%
1,193	Kimberly-Clark Corp.	153,694

Insurance - 1.16%
1,250	Globe Life, Inc.	139,462
795	Goosehead Insurance, Inc. Class A *	55,539
		195,001
Integrated Oil & Gas - 1.44%
1,167	Exxon Mobil Corp.	129,759
682	Occidental Petroleum Corp.	42,823
		172,582
Leisure Products - 1.26%
3,040	YETI Holdings, Inc. *	151,848

Machinery-Diversified - 0.55%
1,655	Flowserve Corp.	65,488

Metals & Mining - 1.06%
2,255	Commercial Metals Co.	126,934

Oil & Gas - 0.32%
1,528	Sitio Royalties Corp. Class A	38,811

Oil & Gas Drilling - 0.92%
7,778	Patterson-UTI Energy, Inc.	109,981

Oil & Gas Equipment Services - 4.10%
1,434	Halliburton Co.	55,381
12,660	Helix Energy Solutions Group, Inc. *	128,372
10,295	Nextier Oilfield Solutions, Inc. *	109,230
1,431	Schlumberger Ltd. *	84,372
1,775	Tidewater, Inc. *	115,428
		492,783
Oil & Gas Exploration & Production - 2.33%
687	ConocoPhillips	81,774
133	Diamondback Energy, Inc.	20,187
352	EOG Resources, Inc.	45,274
400	Matador Resources Co.	25,400

The accompanying notes are an integral part of these financial statements.

Annual Report | 41

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Oil & Gas Exploration & Production - 2.33% (Continued)
1,867	Range Resources Corp.	$ 60,453
6,917	Southwestern Energy Co. *	46,897
		279,985
Oil & Gas Refining & Marketing - 4.35%
700	CVR Energy, Inc.	22,890
2,143	HF Sinclair Corp.	118,058
3,550	Par Pacific Holdings, Inc. *	121,942
1,343	Phillips 66	153,317
815	Valero Energy Corp.	105,868
		522,075
Oil & Gas Storage & Transportation - 1.55%
829	Cheniere Energy, Inc.	135,293
1,394	Kinder Morgan, Inc.	24,005
311	Targa Resources Corp.	26,824
		186,122
Oil, Gas & Consumable Fuels - 5.42%
3,405	Berry Corp.	29,181
633	Chord Energy Corp.	102,229
1,895	Coterra Energy, Inc.	53,420
2,700	Kinetik Holdings, Inc. Class A	94,797
910	Magnolia Oil & Gas Corp. Class A	20,748
9,045	Permian Resources Corp.	128,258
191	Pioneer Natural Resources Co.	45,445
19,900	Tellurian, Inc. *	22,288
35,934	Uranium Energy Corp. *	155,235
		651,601
Pharmaceuticals, Biotechnology & Life Science - 0.07%
802	Instil Bio, Inc.	362
1,751	XBiotech, Inc. (Canada)	8,615
		8,977
Real Estate Management & Development - 1.05%
4,430	Forestar Group, Inc. *	126,299

Retail & Wholesale-Discretionary - 1.25%
2,760	Academy Sports & Outdoors, Inc.	150,613

Retailing - 1.05%
475	Group 1 Automotive, Inc.	125,600

Semiconductors & Semiconductor Equipment - 1.08%
649	Diodes, Inc. *	53,121
455	Texas Instruments, Inc.	76,467
		129,588

The accompanying notes are an integral part of these financial statements.

Annual Report | 42

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares		Fair Value

Software & Services - 10.13%
12,015	Alkami Technology, Inc. *	$ 209,301
1,200	Crowdstrike Holdings, Inc. Class A *	195,636
12,315	Digital Turbine, Inc. *	109,727
10,457	E2open Parent Holdings, Inc. Class A *	50,507
220	Nice Ltd. *	42,856
1,035	Oracle Corp.	124,604
2,050	Q2 Holdings, Inc. *	70,541
12,835	Sabre Corp. *	64,175
5,400	SolarWinds Corp. *	57,510
15,000	TaskUs, Inc. Class A *	148,500
360	Tyler Technologies, Inc. *	143,435
		1,216,792
Transportation - 1.78%
5,548	American Airlines Group, Inc. *	81,722
1,594	Kirby Corp. *	132,031
		213,753
Utilities - 1.65%
4,019	NRG Energy, Inc.	150,913
1,500	Vistra Corp.	47,130
		198,043

TOTAL FOR COMMON STOCKS (Cost $9,154,282) - 95.57%		11,480,742

WARRANT - 0.10%
301	Occidental Petroleum Corp., 08/03/2027 @ $22.00 (Notional Value $18,900) *	12,296

TOTAL FOR WARRANT (Cost $0) - 0.10%		12,296

MONEY MARKET FUND - 2.65%
317,772	Federated Hermes Government Obligations Fund – Institutional Class, 5.18% **	317,772

TOTAL FOR MONEY MARKET FUND (Cost $317,772) - 2.65%		317,772

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $364,092) - 1.73%		208,150

TOTAL INVESTMENTS (Cost $9,836,146) - 100.05%		12,018,960

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.05)%		(6,102)

NET ASSETS - 100.00%		$12,012,858

* Non-Income producing.

** 7-day yield as of August 31, 2023.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report | 43

THE TEXAS FUND

SCHEDULE OF PURCHASED OPTIONS

AUGUST 31, 2023

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at August 31, 2023.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

Annual Report | 44

MONTEAGLE FUNDS

STATEMENTS OF ASSETS & LIABILITIES

AS OF AUGUST 31, 2023

(1) Unlimited number of shares of beneficial interest with no par value, authorized.
The accompanying notes are an integral part of these financial statements.

Annual Report | 45

MONTEAGLE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2023

Monteagle Select Value Fund	Monteagle Opportunity Equity Fund	Monteagle Enhanced Equity Income Fund (a)	Smart Diversification Fund	The Texas Fund
Investment Income:					
Dividends (net of $0, $3,696, $652, $0 and $0 of foreign tax withheld)	$ 281,385	$ 596,159	$ 179,538	$ 667,683	$ 229,310
Total Investment Income	281,385	596,159	179,538	667,683	229,310
Expenses:					
Advisory Fees	74,479	73,899	20,348	70,935	43,294
Chief Compliance Officer Fees	18,835	29,369	9,188	24,236	17,401
Trustee Fees	7,866	7,997	2,475	8,097	11,277
Operating Services Fees:					
Institutional Class	104,271	125,685	53,405	190,599	143,606
Investor Class		140,283			
Legal Fees	100	-	-	-	-
ICI Membership Fees	1,103	2,279	-	1,475	1,253
Total Expenses	206,654	379,512	85,416	295,342	216,831
Net Investment Income	74,731	216,647	94,122	372,341	12,479
Realized and Unrealized Gain (Loss) on Investments and Options:					
Net Realized Gain (Loss) from Investments	(798,089)	3,814,055	483,752	(1,348,353)	1,712,796
Net Realized Gain (Loss) from Options	-	-	242,142	-	(844,599)
Net Change in Unrealized Appreciation (Depreciation) on Investments	781,449	(1,654,196)	(259,201)	880,786	(646,177)
Net Change in Unrealized Appreciation on Options	-	-	1,129	-	82,415
Net Realized and Unrealized Gain (Loss) on Investments	(16,640)	2,159,859	467,822	(467,567)	304,435
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 58,091	$2,376,506	$ 561,944	$ (95,226)	$ 316,914

(a) For period January 23, 2023 (commencement of operations) through August 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report | 46

MONTEAGLE SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended 8/31/2023	For the Year Ended 8/31/2022
Decrease in Net Assets From Operations:		
Net Investment Income	$ 74,731	$ 24,655
Net Realized Gain (Loss) from Investments	(798,089)	1,183,328
Net Change in Unrealized Appreciation (Depreciation) on Investments	781,449	(2,412,820)
Net Increase (Decrease) in Net Assets Resulting from Operations	58,091	(1,204,837)
Distributions to Shareholders from:		
Earnings	(683,381)	(2,281,479)
Change in Net Assets from Distributions	(683,381)	(2,281,479)
Capital Share Transactions:		
Proceeds from Sale of Shares:		
Institutional Class	127,003	1,462,839
Shares Issued on Reinvestment of Dividends		
Institutional Class	252,219	751,264
Cost of Shares Redeemed:		
Institutional Class	(724,596)	(445,005)
Net Increase (Decrease) from Shareholder Activity	(345,374)	1,769,098
Net Assets:		
Net Decrease in Net Assets	(970,664)	(1,717,218)
Beginning of Year	15,203,409	16,920,627
End of Year	$ 14,232,745	$ 15,203,409

The accompanying notes are an integral part of these financial statements.

Annual Report | 47

MONTEAGLE OPPORTUNITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 48

MONTEAGLE ENHANCED EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Period Ended 8/31/2023 (a)
Increase (Decrease) in Net Assets From Operations:	
Net Investment Income	$ 94,122
Net Realized Gain from Investments	725,894
Net Change in Unrealized Depreciation on Investments	(258,072)
Net Increase in Net Assets Resulting from Operations	561,944
Distributions to Shareholders from:	
Earnings	(632,455)
Change in Net Assets from Distributions	(632,455)
Capital Share Transactions:	
Proceeds from Sale of Shares:	
Institutional Class	12,675,337
Shares Issued on Reinvestment of Dividends	
Institutional Class	578,283
Cost of Shares Redeemed:	
Institutional Class	(185,259)
Net Increase from Shareholder Activity	13,068,361
Net Assets:	
Net Increase in Net Assets	12,997,850
Beginning of Period	-
End of Period	$ 12,997,850

(a) For period January 23, 2023 (commencement of operations) through August 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report | 49

SMART DIVERSIFICATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended 8/31/2023	For the Year Ended 8/31/2022
Decrease in Net Assets From Operations:		
Net Investment Income	$ 372,341	$ 287,722
Net Realized Loss from Investments	(1,348,353)	(2,504,145)
Net Change in Unrealized Appreciation (Depreciation) on Investments	880,786	(2,770,776)
Net Decrease in Net Assets Resulting from Operations	(95,226)	(4,987,199)
Distributions to Shareholders from:		
Earnings	(366,136)	(3,316,303)
Return of Capital	-	(62,630)
Change in Net Assets from Distributions	(366,136)	(3,378,933)
Capital Share Transactions:		
Proceeds from Sale of Shares:		
Institutional Class	2,184,697	9,084,208
Shares Issued on Reinvestment of Dividends		
Institutional Class	324,823	3,098,132
Cost of Shares Redeemed:		
Institutional Class	(13,233,444)	(8,660,505)
Net Increase (Decrease) from Shareholder Activity	(10,723,924)	3,521,835
Net Assets:		
Net Decrease in Net Assets	(11,185,286)	(4,844,297)
Beginning of Year	25,704,690	30,548,987
End of Year	$ 14,519,404	$ 25,704,690

The accompanying notes are an integral part of these financial statements.

Annual Report | 50

THE TEXAS FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended 8/31/2023	For the Year Ended 8/31/2022
Increase (Decrease) in Net Assets From Operations:		
Net Investment Income (Loss)	$ 12,479	$ (3,850)
Net Realized Gain (Loss) from Investments and Options	868,197	(215,167)
Net Change in Unrealized Depreciation on Investments and Options	(563,762)	(204,096)
Net Increase (Decrease) in Net Assets Resulting from Operations	316,914	(423,113)
Distributions to Shareholders from:		
Earnings	(413,990)	(645,796)
Return of Capital	-	(168,735)
Change in Net Assets from Distributions	(413,990)	(814,531)
Capital Share Transactions:		
Proceeds from Sale of Shares:		
Institutional Class	1,648,506	3,768,972
Shares Issued on Reinvestment of Dividends		
Institutional Class	354,317	711,293
Cost of Shares Redeemed:		
Institutional Class	(4,301,204)	(2,808,539)
Net Increase (Decrease) from Shareholder Activity	(2,298,381)	1,671,726
Net Assets:		
Net Increase (Decrease) in Net Assets	(2,395,457)	434,082
Beginning of Year	14,408,315	13,974,233
End of Year	$ 12,012,858	$ 14,408,315

The accompanying notes are an integral part of these financial statements.

Annual Report | 51

MONTEAGLE SELECT VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

Institutional Class Shares	Years Ended 8/31/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019
Net Asset Value, at Beginning of Year	$ 10.04	$ 12.42	$ 10.23	$ 11.05	$ 13.66
Income (Loss) From Investment Operations:					
Net Investment Income *	0.05	0.02	0.06	0.15	0.07
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.02)	(0.78)	5.55	(0.51)	(1.49)
Total from Investment Operations	0.03	(0.76)	5.61	(0.36)	(1.42)
Distributions:					
From Net Investment Income	(0.45)	(0.03)	(0.09)	(0.13)	(0.07)
From Net Realized Gain	-	(1.59)	(3.33)	(0.33)	(1.12)
Total from Distributions	(0.45)	(1.62)	(3.42)	(0.46)	(1.19)
Net Asset Value, at End of Year	$ 9.62	$ 10.04	$ 12.42	$ 10.23	$ 11.05
Total Return **	0.28%	(7.81)%	66.48%	(3.62)%	(9.76)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 14,233	$ 15,203	$ 16,921	$ 11,067	$ 26,787
Ratio of Expenses to Average Net Assets	1.39%	1.40%	1.44%	1.40%	1.36%
Ratio of Net Investment Income to Average Net Assets	0.50%	0.15%	0.52%	1.43%	0.60%
Portfolio Turnover	4%	47%	178%	50%	81%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

Annual Report | 52

MONTEAGLE OPPORTUNITY EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR/PERIOD.

Investor Class Shares	Years Ended 8/31/2023	8/31/2022	8/31/2021	8/31/2020	Period Ended (c) 8/31/2019	Year Ended 4/30/2019†
Net Asset Value, at Beginning of Year/Period	$ 5.48	$ 7.30	$ 5.45	$ 5.56	$ 5.75	$ 5.61
Income (Loss) From Investment Operations:						
Net Investment Income *	0.03	0.01	- ***	0.04	0.02	0.03
Net Gain (Loss) on Securities (Realized and Unrealized)	0.44	(0.21)	1.87	0.27	(0.19)	0.45
Total from Investment Operations	0.47	(0.20)	1.87	0.31	(0.17)	0.48
Distributions:						
From Net Investment Income	(0.03)	(0.01)	(0.02)	(0.04)	(0.02)	(0.01)
From Net Realized Gain	(0.33)	(1.61)	-	(0.38)	-	(0.33)
Total from Distributions	(0.36)	(1.62)	(0.02)	(0.42)	(0.02)	(0.34)
Net Asset Value, at End of Year/Period	$ 5.59	$ 5.48	$ 7.30	$ 5.45	$ 5.56	$ 5.75
Total Return **	9.00%	(4.44)%	34.31%	5.63%	(2.92)% (b)	9.54%
Ratios/Supplemental Data:						
Net Assets at End of Year/Period (Thousands)	$ 11,072	$ 10,669	$ 12,558	$ 11,215	$ 18,158	$ 19,848
Ratio of Expenses to Average Net Assets	1.70%	1.69%	1.71%	1.61%	1.49% (a)	1.53%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%	0.15%	(0.05)%	0.75%	0.80% (a)	0.60%
Portfolio Turnover	80%	46%	58%	53%	51% (b)	62%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** Amount less than $0.005 per share.

(a) Annualized.

(b) Not Annualized.

(c) Period May 1, 2019 through August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Annual Report | 53

MONTEAGLE OPPORTUNITY EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR/PERIOD.

Institutional Class Shares	Years Ended 8/31/2023	8/31/2022	8/31/2021	8/31/2020	Period Ended (c) 8/31/2019	Year Ended 4/30/2019†
Net Asset Value, at Beginning of Year/Period	$ 6.02	$ 7.85	$ 5.86	$ 5.94	$ 6.15	$ 5.97
Income (Loss) From Investment Operations:						
Net Investment Income *	0.06	0.04	0.03	0.07	0.03	0.07
Net Gain (Loss) on Securities (Realized and Unrealized)	0.49	(0.23)	2.01	0.29	(0.20)	0.47
Total from Investment Operations	0.55	(0.19)	2.04	0.36	(0.17)	0.54
Distributions:						
From Net Investment Income	(0.06)	(0.03)	(0.05)	(0.06)	(0.04)	(0.03)
From Net Realized Gain	(0.33)	(1.61)	-	(0.38)	-	(0.33)
Total from Distributions	(0.39)	(1.64)	(0.05)	(0.44)	(0.04)	(0.36)
Net Asset Value, at End of Year/Period	$ 6.18	$ 6.02	$ 7.85	$ 5.86	$ 5.94	$ 6.15
Total Return **	9.60%	(3.98)%	35.00%	6.18%	(2.83)% (b)	10.02%
Ratios/Supplemental Data:						
Net Assets at End of Year/Period (Thousands)	$ 14,323	$ 17,446	$ 22,128	$ 16,469	$ 16,300	$ 16,952
Ratio of Expenses to Average Net Assets	1.20%	1.19%	1.20%	1.12%	1.00% (a)	1.03%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.65%	0.43%	1.24%	1.29% (a)	1.09%
Portfolio Turnover	80%	46%	58%	53%	51% (b)	62%

† Formerly The Henssler Equity Fund.

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

(a) Annualized.

(b) Not Annualized.

(c) Period May 1, 2019 through August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Annual Report | 54

MONTEAGLE ENHANCED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

Institutional Class Shares	Period Ended 8/31/2023 (a)
Net Asset Value, at Beginning of Period	$ 10.00
Loss From Investment Operations:	
Net Investment Income *	0.08
Net Gain on Securities (Realized and Unrealized)	0.43
Total from Investment Operations	0.51
Distributions:	
From Net Investment Income	(0.51)
From Net Realized Gain	-
Total from Distributions	(0.51)
Net Asset Value, at End of Period	$ 10.00
Total Return **	5.21% (c)
Ratios/Supplemental Data:	
Net Assets at End of Period (Thousands)	$ 12,998
Ratio of Expenses to Average Net Assets ***	1.25% (b)
Ratio of Net Investment Income to Average Net Assets ***	1.38% (b)
Portfolio Turnover	124% (c)

(a) For period January 23, 2023 (commencement of operations) through August 31, 2023.

(b) Annualized.

(c) Not Annualized.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** The ratios of expenses and net investment income to average net assets do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Annual Report | 55

SMART DIVERSIFICATION FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR/ PERIOD.

Institutional Class Shares	Years Ended 8/31/2023	8/31/2022	8/31/2021	Period Ended 8/31/2020 (a)
Net Asset Value, at Beginning of Year/Period	$ 12.02	$ 15.62	$ 12.13	$ 10.00
Income (Loss) From Investment Operations:				
Net Investment Income (Loss) *	0.22	0.13	(0.04)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.11)	(2.11)	3.55	2.16
Total from Investment Operations	0.11	(1.98)	3.51	2.13
Distributions:				
From Net Investment Income	(0.21)	(0.88)	(0.02)	-
From Net Realized Gain	-	(0.71)	-	-
From Net Return of Capital	-	(0.03)	-	-
Total from Distributions	(0.21)	(1.62)	(0.02)	-
Net Asset Value, at End of Year/Period	$ 11.92	$ 12.02	$ 15.62	$ 12.13
Total Return **	1.07%	(14.44)%	28.93%	21.30% (c)
Ratios/Supplemental Data:				
Net Assets at End of Year/Period (Thousands)	$ 14,519	$ 25,705	$ 30,549	$ 12,532
Ratio of Expenses to Average Net Assets ***	1.54%	1.44%	1.52%	1.75% (b)
Ratio of Net Investment Income (Loss) to Average Net Assets ***	1.94%	0.94%	(0.31)%	(0.33)% (b)
Portfolio Turnover	154%	373%	223%	359% (c)

(a) For period September 3, 2019 (commencement of operations) through August 31, 2020.

(b) Annualized.

(c) Not Annualized.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** The ratios of expenses and net investment income to average net assets do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Annual Report | 56

THE TEXAS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

Institutional Class Shares	8/31/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019
	Years Ended				
Net Asset Value, at Beginning of Year	$ 12.81	$ 13.81	$ 9.73	$ 9.58	$ 11.97
Income (Loss) From Investment Operations:					
Net Investment Income (Loss) *	0.01	- ***	(0.05)	- ***	- ***
Net Gain (Loss) on Securities (Realized and Unrealized)	0.44	(0.28)	4.13	0.16	(2.17)
Total from Investment Operations	0.45	(0.28)	4.08	0.16	(2.17)
Distributions:					
From Net Investment Income	(0.02)	-	-	(0.01)	- ***
From Return of Capital	-	(0.15)	-	-	(0.03)
From Net Realized Gain	(0.36)	(0.57)	-	-	(0.19)
Total from Distributions	(0.38)	(0.72)	-	(0.01)	(0.22)
Net Asset Value, at End of Year	$ 12.88	$ 12.81	$ 13.81	$ 9.73	$ 9.58
Total Return **	3.71%	(2.37)%	41.93%	1.68%	(18.12)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 12,013	$ 14,408	$ 13,974	$ 9,220	$ 9,826
Ratio of Expenses to Average Net Assets	1.66%	1.60%	1.67%	1.71%	1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.10%	(0.03)%	(0.36)%	(0.02)%	(0.01)%
Portfolio Turnover	61%	56%	94%	137%	83%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report | 57

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2023

1. ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in each series. The Trust currently consists of the following series (each a “Fund” and collectively the “Funds”):

Monteagle Select Value Fund

Monteagle Opportunity Equity Fund

Monteagle Enhanced Equity Income Fund

Smart Diversification Fund

The Texas Fund

The Monteagle Select Value Fund (“Select Value Fund”), Monteagle Opportunity Equity Fund (“Opportunity Equity Fund”), Monteagle Enhanced Equity Income Fund (“Enhanced Equity Income Fund”), Smart Diversification Fund (“Smart Diversification Fund”) and The Texas Fund (“Texas Fund”) are each a diversified series of Monteagle Funds. The principal investment objective of each of Select Value Fund, Opportunity Equity Fund and The Texas Fund (collectively the “Equity Funds”) is long-term capital appreciation. The principal investment objective of the Enhanced Equity Income Fund is to seek high current income while maintaining prospects for capital appreciation. The principal investment objective of the Smart Diversification Fund is total return through a combination of capital appreciation and income. The Smart Diversification Fund seeks to meet its investment objective by investing, under normal market conditions, at least 80% of its assets in exchange-traded funds.

The Funds are authorized to offer one class of shares, Institutional Class shares, except the Opportunity Equity Fund has an Investor Class and Institutional Class shares. Each class differs as to operating service fees, such that Institutional Class shares have lower fees but there is a higher minimum initial investment required.

The Enhanced Equity Income Fund commenced investment operations on January 23, 2023.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Annual Report | 58

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — Equity securities, including common stocks, exchange traded funds and real estate investment trusts, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund’s business day, which is deemed to be the fair value. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Options contracts that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the average of the last bid and ask price and are categorized within level 2 of the fair value hierarchy. Depending on the product and terms of the transaction, the fair value of options can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of options contracts. Options contracts valued using pricing models are categorized within level 2 of the fair value hierarchy.

Warrants that are actively traded, and valuation adjustments are not applied, are categorized in level 1 of the fair value hierarchy. Warrants traded on inactive markets or valued by reference to similar instruments are categorized in level 2 of the fair value hierarchy.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities that the Funds have the ability to access
●	Level 2 – other significant observable inputs
●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

The following is a summary of the inputs used to value the Funds’ investments at fair value as of August 31, 2023:

Select Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 12,314,183	$ -	$ 12,314,183
Real Estate Investment Trusts	472,980	-	472,980
Money Market Fund	1,444,549	-	1,444,549
Totals	$ 14,231,712	$ -	$ 14,231,712

Opportunity Equity Fund
	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Security Classification (a)
Common Stocks (b)	$ 23,769,003	$ -	$ 23,769,003
Real Estate Investment Trusts	1,242,302	-	1,242,302
Money Market Fund	356,373	-	356,373
Totals	$ 25,367,678	$ -	$ 25,367,678

Enhanced Equity Income Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 9,572,209	$ -	$ 9,572,209
Exchange Traded Fund	1,576,225	-	1,576,225
Real Estate Investment Trusts	652,069		652,069
Money Market Fund	249,241	-	249,241
Totals	$ 12,049,744	$ -	$ 12,049,744

Written Call Options	$ (16,250)	-	$ (16,250)
Total	$ (16,250)	$ -	$ (16,250)

Smart Diversification Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Exchange Traded Funds	$ 12,308,363	$ -	$ 12,308,363
Money Market Fund	2,226,198	-	2,226,198
Totals	$ 14,534,561	$ -	$ 14,534,561

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

Texas Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 11,480,742	$ -	$ 11,480,742
Warrant	12,296	-	12,296
Money Market Fund	317,772	-	317,772
Purchased Options	208,150	-	208,150
Totals	$ 12,018,960	$ -	$ 12,018,960

(a)

As of and during the year ended August 31, 2023, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	For a detailed break-out of securities by major industry classification, please refer to the Schedules of Investments.

Options transactions — The Enhanced Equity Income Fund and the Texas Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a “standby commitment”) gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security, index or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a “reverse standby commitment”) gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security, index or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying security, index or currency. The Funds may buy or sell both exchange-traded and over-the-counter (“OTC”) options. The Funds will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser or Sub-adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from whom it has purchased the OTC option to make or take delivery of the security, index or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

Upon selling an option, the Fund receives a premium from the purchaser of the option. Upon purchasing an option, the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

The Funds may purchase call options on equity securities that the Fund’s Adviser or Sub-adviser intends to include in the Fund’s portfolio in order to fix the cost of a future purchase. Call options may also be purchased to participate in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, this strategy would serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Funds may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Adviser or Sub-adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

The Funds may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities, which are being hedged. Index options are settled exclusively in cash. See Note 10 for additional risks associated with options transactions.

All options purchased by the Texas Fund and written by Enhanced Equity Income Fund during the year were equity securities including exchange traded funds. The derivatives are not accounted for as hedging instruments under GAAP.

At August 31, 2023, the Texas Fund had purchased call options valued at $208,150, and the Enhanced Equity Income Fund had written call options valued at $16,250, which are presented as Covered Call Options Written at Fair Value on the Statement of Assets and Liabilities.

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

The effect of derivative instruments on the Statements of Operations during the year ended August 31, 2023 were as follows:

Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of gain (loss) on Derivatives recognized in income	Realized and unrealized gain (loss) on Derivatives recognized in income
Enhanced Equity Income Fund	Call options written	Net realized gain from options	$ 242,142

Enhanced Equity Income Fund	Call options written	Net change in unrealized appreciation on options	$ 1,129

Texas Fund	Call and put options purchased	Net realized loss from options	$ (844,599)

Texas Fund	Call and put options purchased	Net change in unrealized appreciation on options	$ 82,415

For the year ended August 31, 2023, the Enhanced Equity Income Fund purchased no option contracts. For the year ended August 31, 2023, the Enhanced Equity Income Fund wrote 1,813 call contracts and 1,080 put contracts. For the year ended August 31, 2023, the Texas Fund purchased 4,425 call option contracts and 4,465 put option contracts.  For the year ended August 31, 2023 the Texas Fund wrote no option contracts. The number of purchased contracts is representative of the volume of activity for these derivative types during the period.

Security Transactions — Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

Real Estate Investment Trusts (REIT) — Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs, whose underlying properties are concentrated in a particular industry or region, are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. Distributions received from the Funds' investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received for financial statement purposes. The actual character of distributions to a Fund's shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund's shareholders may represent a return of capital.

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

The Funds may not purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

Interest and Dividend Income — Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders — Net investment income distributions, if any, for Select Value Fund, Opportunity Equity Fund, Enhanced Equity Income Fund, Smart Diversification Fund and Texas Fund are declared and paid quarterly at the discretion of each Fund’s adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The tax character of distributions paid by the Select Value Fund, Opportunity Equity Fund, Enhanced Equity Income Fund, Smart Diversification Fund, and Texas Fund during the period and year ended August 31, 2023 and 2022 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain		Return of Capital
	2023	2022	2023	2022	2023	2022
Select Value Fund	$ 683,381	$ 2,280,398	$ -	$ 1,081	$ -	$ -
Opportunity Equity Fund	319,908	806,232	1,485,932	6,314,064	-	-
Enhanced Equity Income Fund	632,455	-	-	-	-	-
Smart Diversification Fund	366,136	1,825,785	-	1,490,518	-	62,630
Texas Fund	16,628	-	397,362	645,796	-	168,735

Estimates — These financial statements are prepared in accordance with GAAP, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Common Expenses — Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

Allocation of Income and Expenses, Realized and Unrealized Capital Gains and Losses — Income, realized and unrealized capital gains and losses on investments, and Fund-wide expenses are allocated on a daily basis to each class of shares of the Opportunity Equity Fund based upon their relative net assets. Class-specific expenses are charged directly to the respective share class.

3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Park Place Capital Corporation (“Park Place Capital” or the “Adviser”) serves as the investment adviser to the Funds pursuant to a Management Agreement (“Management Agreement”) with the Trust. Subject to the general oversight of the Trustees, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Trustees on the selection of sub-advisers.

Each Fund is authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Select Value Fund	Opportunity Equity Fund	Enhanced Equity Income Fund	Smart Diversification Fund	Texas Fund
Up to and including $10 million	0.50%	0.25%	0.30%	0.25%	0.25%
From $10 million up to and including $25 million	0.50%	0.25%	0.30%	0.50%	0.60%
From $25 up to and including $50 million	0.50%	0.50%	0.30%	0.50%	0.60%
From $50 up to and including $100 million	0.50%	0.50%	0.30%	0.50%	0.60%
Over $100 million	0.50%	0.50%	0.30%	0.50%	0.60%

For the period or year ended August 31, 2023, the amounts earned by and payable to the Adviser were as follows:

	Advisory Fees Earned	Advisory Fees Payable as of August 31, 2023
Select Value Fund	$ 74,479	$ 6,075
Opportunity Equity Fund	73,899	5,499
Enhanced Equity Income Fund	20,348	3,283
Smart Diversification Fund	70,935	4,186
Texas Fund	43,294	3,192

An officer of Park Place Capital is also an officer of the Trust.

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

Select Value Fund — Park Place Capital has retained Parkway Advisors, L.P. (“Parkway”) to serve as the sub-adviser to Select Value Fund. Park Place Capital has agreed to pay Parkway an annual advisory fee of 0.50% of average daily net assets.

Opportunity Equity Fund — Park Place Capital has retained G.W. Henssler & Associates, Ltd. (“Henssler”) to serve as the sub-adviser to Opportunity Equity Fund. Park Place Capital has agreed to pay Henssler an annual advisory fee of 0.25% of average daily net assets up to $25 million, 0.50% of such assets over $25 million.

Smart Diversification Fund — Park Place Capital has retained Luken Investment Analytics, LLC (“LIA”), to serve as the sub-adviser to Smart Diversification Fund. Park Place Capital has agreed to pay LIA an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.50% of such assets over $10 million.

Texas Fund — Park Place Capital has retained J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”), to serve as the sub-adviser to Texas Fund. Park Place Capital has agreed to pay Team an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.60% of such assets over $10 million.

Investment Company Services Agreement

Mutual Shareholder Services, LLC (“MSS”) provides fund accounting and transfer agency services to each Fund. Pursuant to services agreements, the Adviser will pay MSS customary fees for its services from the advisory fee it receives from the Funds. MSS will also provide certain shareholder report production, and EDGAR conversion and filing services. Officers of MSS are also officers of the Trust.

Operating Service Agreement

The Trust has entered into an Operating Service Agreement (the “Servicing Agreement”) with the Adviser. Under the Servicing Agreement, the Adviser provides all of the Funds’ day-to-day operational services, excluding cost of brokerage, interest, taxes, litigation, independent trustees’ fees and expenses, independent trustees’ legal fees, the Trust’s allocable share of the salary and related costs for the Trust’s Chief Compliance Officer, and extraordinary expenses.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

The Adviser is entitled to receive a fee, based on average daily net assets at the following annual rates:

Assets	Select Value Fund	Opportunity Equity Fund Institutional Class	Opportunity Equity Fund Investor Class	Enhanced Equity Income Fund	Smart Diversification Fund	Texas Fund
Up to and including $10 million	0.700%	0.800%	1.300%	0.800%	1.200%	1.200%
From $10 million up to and including $25 million	0.700%	0.800%	1.300%	0.700%	0.750%	0.750%
From $25 up to and including $50 million	0.615%	0.500%	1.000%	0.600%	0.650%	0.650%
From $50 up to and including $100 million	0.475%	0.450%	0.950%	0.500%	0.500%	0.500%
Over $100 million	0.375%	0.400%	0.900%	0.450%	0.400%	0.350%

As of and for the period or year ended August 31, 2023, Servicing Agreement fees earned and payable to the Adviser were as follows:

	Servicing Agreement Fees Earned	Servicing Agreement Fees Payable as of August 31, 2023
Select Value Fund	$ 104,271	$ 8,505
Opportunity Equity Fund	265,968	21,873
Enhanced Equity Income Fund	53,405	8,509
Smart Diversification Fund	190,599	13,285
Texas Fund	143,606	11,528

Distribution Agreement

Arbor Court Capital serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser but is an affiliate of MSS. Pursuant to the agreement, the Adviser will pay Arbor Court Capital customary fees for its services from the advisory fee it receives from the Funds.

Compliance Services

An affiliated Contractor (the “Contractor”) serves as the CCO of the Trust. The Funds pay $99,000 annually to the Contractor for providing CCO services. Each Fund pays an annual fee of $5,000 with the remaining amount allocated to the Funds based on aggregate average daily net assets. For the period and year ended August 31, 2023, the CCO received a total of $99,029.

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

4. SECURITIES TRANSACTIONS

During the period and year ended August 31, 2023, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

Fund	Purchases	Sales
Select Value Fund	$ 601,238	$ 2,148,369
Opportunity Equity Fund	21,332,330	26,146,155
Enhanced Equity Income Fund	21,654,166	10,078,213
Smart Diversification Fund	24,450,694	37,436,712
Texas Fund	7,733,392	11,308,294

There were no purchases or sales of U.S. government securities made by the Funds.

5. TAX MATTERS

It is each Fund’s intention to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends, in each calendar year, at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The Funds’ tax basis distributable earnings (deficit) are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at August 31, 2023, the Funds’ most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gains (Losses)	Capital Loss Carryforward	Post-December Ordinary Loss	Post- October Capital Loss	Total Distributable Earnings/ (Deficit)
Select Value Fund	$(1,127,669)	$ 16,450	$ -	$(794,667)	$ -	$ -	$(1,905,886)
Opportunity Equity Fund	714,459	724,988	3,009,768	-	-	-	4,449,215
Enhanced Equity Income Fund	(258,072)	187,561	-	-	-	-	(70,511)
Smart Diversification	1,484,317	6,205	-	(3,870,829)	-	-	(2,380,307)
Texas Fund	2,176,548	-	227,553	-	(5,835)	-	2,398,266

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and return of capital from underlying investments. Permanent book and tax differences, primarily attributable to the utilization of earnings and profits distributed to shareholders on redemption of shares and net operating losses resulted in reclassification for the

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

Opportunity Equity and Texas Funds, respectively, for the fiscal year ended August 31, 2023 as follows:

Fund	Paid-in Capital	Total Distributable Earnings/(Deficit)
Opportunity Equity Fund	$ 158,528	$ (158,528)
Texas Fund	$ 3,948	$ (3,948)

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. The Texas Fund incurred and elected to defer $5,835 of such post-December losses.

As of August 31, 2023, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders and may be carried forward indefinitely retaining their character as short-term and/or long-term.

Fund	Non-Expiring Long-Term	Non-Expiring Short-Term	Total	Utilized
Select Value Fund	$ (446,745)	$ (347,922)	$ (794,667)	$ -
Smart Diversification Fund	(23,668)	(3,847,161)	(3,870,829)	-

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2023:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Select Value Fund	$ 15,359,381	$ 809,936	$(1,937,605)	$(1,127,669)
Opportunity Equity Fund	24,653,219	1,764,117	(1,049,658)	714,459
Enhanced Equity Income Fund	12,291,566	170,911	(428,983)	(258,072)
Smart Diversification Fund	13,050,244	1,664,434	(180,117)	1,484,317
Texas Fund	9,842,412	2,886,471	(709,923)	2,176,548

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended August 31, 2023, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. Federal tax authorities for tax years before 2020.

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2023, the shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund.

Fund	Shareholder	Percent Owned as of August 31, 2023
Select Value Fund	NFS, LLC	64%
Select Value Fund	Raymond James & Assoc., Inc.	33%
Opportunity Equity Fund	Reliance Trust Co.	33%
Enhanced Equity Income Fund	Mitra & Co.	67%
Smart Diversification Fund	LPL Financial Services	70%
Texas Fund	NFS, LLC	69%

7. CAPITAL SHARE TRANSACTIONS

Select Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2023
Institutional Class
Shares	12,964	(73,747)	25,911	1,479,034
Value	$ 127,003	$ (724,596)	$ 252,219

For the fiscal year ended:
August 31, 2022
Institutional Class
Shares	126,815	(40,021)	65,138	1,513,906
Value	$ 1,462,839	$ (445,005)	$ 751,264

Opportunity Equity Fund – Institutional Class
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2023
Institutional Class
Shares	191,067	(963,507)	193,063	2,318,827
Value	$ 1,114,993	$(5,673,910)	$ 1,111,894

For the fiscal year ended:
August 31, 2022
Institutional Class
Shares	107,411	(702,796)	675,053	2,898,204
Value	$ 707,009	$(4,616,483)	$ 4,395,190

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

Opportunity Equity Fund – Investor Class
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2023
Investor Class
Shares	143,821	(241,660)	131,390	1,981,748
Value	$ 783,597	$(1,312,390)	$ 684,171

For the fiscal year ended:
August 31, 2022
Investor Class
Shares	111,238	(335,928)	452,454	1,948,197
Value	$ 665,007	$(1,995,240)	$ 2,685,455

Enhanced Equity Income Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the period January 23, 2023 through
August 31, 2023
Institutional Class
Shares	1,260,397	(18,247)	58,031	1,300,181
Value	$ 12,675,337	$ (185,259)	$ 578,283

Smart Diversification Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2023
Institutional Class
Shares	189,747	(1,139,571)	29,024	1,218,062
Value	$ 2,184,697	$(13,233,444)	$ 324,823

For the fiscal year ended:
August 31, 2022
Institutional Class
Shares	637,462	(667,328)	213,189	2,138,862
Value	$ 9,084,208	$(8,660,505)	$ 3,098,132

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

Texas Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2023
Institutional Class
Shares	131,582	(353,239)	29,033	932,409
Value	$ 1,648,506	$(4,301,204)	$ 354,317

For the fiscal year ended:
August 31, 2022
Institutional Class
Shares	269,595	(208,872)	52,071	1,125,033
Value	$ 3,768,972	$(2,808,539)	$ 711,293

8. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. SECTOR AND GEOGRAPHIC RISKS

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Texas Fund’s investments are concentrated in Texas, and therefore the Fund will be susceptible to adverse market, political, regulatory, social, economic and geographic events affecting Texas. The Fund’s performance may be more volatile than the performance of more geographically diverse funds. Since one of the main industries in Texas is mining and logging, including the oil and gas sectors, Texas is particularly susceptible to economic, environmental and political activities affecting this industry.

10. OPTIONS RISK

The Enhanced Equity Income and Texas Funds’ use of options subjects the Funds to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on the Adviser or Sub-adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may

Annual Report | 72

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Funds invest; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Funds’ ability to limit exposures by closing its positions; and, (v) the possible need to defer closing out of certain options to avoid adverse tax consequences. Other risks include the inability of the Funds, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Funds. See Note 2 for additional disclosures related to options transactions.

11. MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

12. SUBSEQUENT EVENTS

On September 26, 2023, the Select Value Fund declared a dividend from net investment income of $18,321, which was payable on September 27, 2023. On September 26, 2023, the Opportunity Fund Institutional Class declared a dividend from net investment income of $3,673, which was payable on September 27, 2023. On September 26, 2023, the Enhanced Equity Income Fund declared a dividend from net investment income of $157,193, which was payable on September 27, 2023.

On October 18, 2023, Luken Investment Analytics, LLC, (“LIA”) the subadvisor of the Smart Diversification Fund (the “Fund”), tendered its resignation as the subadvisor of the Fund pursuant to the terms and conditions set forth in its Subadvisor Agreement dated April 15, 2019.  LIA will continue in its role as the subadvisor for a period of not less than thirty (30) days from the date of its letter of resignation during which time all terms and conditions of the Subadvisor Agreement will remain in full force and effect.

Management has evaluated subsequent events through the issuance of the financial statements and, other than those already disclosed in the notes to the financial statements, has noted no other such events that would require recognition or disclosure.

Annual Report | 73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Monteagle Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, written options and purchased options, of Monteagle Select Value Fund, Monteagle Opportunity Equity Fund, Monteagle Enhanced Equity Income Fund, Smart Diversification Fund, and The Texas Fund (the “Funds”), each a series of Monteagle Funds, as of August 31, 2023, the related statements of operations, the statement of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Monteagle Select Value Fund and The Texas Fund	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021, 2020, and 2019
Monteagle Opportunity Equity Fund	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021, 2020, the period May 1, 2019 through August 2019, and the year ended April 30 2019
Monteagle Enhanced Equity Income Fund	For the period from January 23, 2023 (commencement of operations) through August 31, 2023
Smart Diversification Fund	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021, and the period September 3, 2019 (commencement of operations) through August 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Annual Report | 74

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 30, 2023

Annual Report | 75

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES

AUGUST 31, 2023 (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period March 1, 2023 and held until the end of the period August 31, 2023.

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s Prospectus.

Annual Report | 76

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

Monteagle Select Value Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2023	August 31, 2023	March 1, 2023 to August 31, 2023

Actual	$1,000.00	$971.63	$6.86
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.25	$7.02

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by184/365 (to reflect the one-half year period).

Monteagle Opportunity Equity Fund - Investor Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2023	August 31, 2023	March 1, 2023 to August 31, 2023

Actual	$1,000.00	$1,013.87	$8.63
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.64	$8.64

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by184/365 (to reflect the one-half year period).

Monteagle Opportunity Equity Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2023	August 31, 2023	March 1, 2023 to August 31, 2023

Actual	$1,000.00	$1,023.50	$6.07
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.21	$6.06

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Enhanced Equity Income Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2023	August 31, 2023	March 1, 2023 to August 31, 2023

Actual	$1,000.00	$1,060.58	$6.75
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.65	$6.61

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | 77

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

Smart Diversification Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2023	August 31, 2023	March 1, 2023 to August 31, 2023

Actual	$1,000.00	$1,072.91	$8.05
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.44	$7.83

* Expenses are equal to the Fund's annualized expense ratio of 1.54%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Texas Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2023	August 31, 2023	March 1, 2023 to August 31, 2023

Actual	$1,000.00	$1,018.77	$8.34
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.94	$8.34

* Expenses are equal to the Fund's annualized expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | 78

MONTEAGLE FUNDS

TRUSTEES & OFFICERS OF THE TRUST

AUGUST 31, 2023 (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board of Trustees (“Trustees” or the “Board”) in compliance with the laws of the state of Delaware. The Board has three Trustees and each Trustee is a disinterested Trustee. The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC website at http://www.sec.gov.

The following table provides information regarding each of the Independent Trustees. Based on the experiences of the Trustees as described below, the Trust concluded that each of the individuals described below should serve as a Trustee. The address of each trustee and officer is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

DISINTERESTED TRUSTEES
Name, Address, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Larry J. Anderson, CPA 1948	Trustee	Since 11-29-02*	Certified Public Accountant, Anderson & West, P.C., 1985 to 2020	5	None
David J. Gruber , CPA 1963	Trustee	Since 10-21-15**	Director of Risk Advisory Services, Holbrook & Manter (CPA firm) 2016 to present; President, DJG Financial Consulting, 2007 to 2016	5

Board member for the State Teachers Retirement System of Ohio, 2018 to 2020; Independent Trustee for Asset Management Funds (4 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Independent Trustee of Cross Shore Discovery Fund, 2014 to present; Independent Trustee of Fifth Third Funds, 2003-2012; Trustee, Oak Associates Funds, 2019 to present (7 portfolios)

Jeffrey W. Wallace, JD, CPA, CFP® 1964	Trustee	Since 10-21-15**	Senior Director of Operations, Baylor University Office of Investments, 2009 to 2021; Managing Director, Investment Operations, Finance and Legal, Baylor University, 2021 to present	5	None

*Members of the Board of Trustees that were elected by shareholders on November 29, 2002.

**Members of the Board of Trustees that were elected by shareholders on January 21, 2016.

The following table provides information regarding the officers of the Trust.

EXECUTIVE OFFICERS
Name and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Paul B. Ordonio, JD 1967	President, CCO	Since 11-01-02

Monteagle Funds, President/CCO from 11/02 to present; Park Place Capital Corporation, CCO, 05/09 to present; Matrix Capital Group, Representative 05/09 to 10/17; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; PJO Holdings, LLC from 07/15 to present; N2Development, Counsel 01/19 to present.

Brandon M. Pokersnik, JD 1978	Secretary, AML Officer, Liquidity Risk Manager	Since 10-1-16	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.
Umberto Anastasi 1974	Treasurer, CFO	Since 10-1-16	From 1999 to present, Vice President, Mutual Shareholder Services, LLC.

Annual Report | 79

MONTEAGLE FUNDS

COMPENSATION OF TRUSTEES & OFFICERS

AUGUST 31, 2023 (UNAUDITED)

 Each Trustee receives an annual fee of $2,500 and a fee of $1,000 per Fund, and is also paid $1,000 for each quarterly meeting attended and $500 for each special meeting attended. A portion of the fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

When Trustees are deemed to be affiliated with the Adviser or Sub-adviser, they will receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay the compensation of the Trust’s Chief Compliance Officer.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the year ended August 31, 2023:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson	$13,525	$0	$0	$13,525
David J. Gruber	$13,128	$0	$0	$13,128
Jeffrey W. Wallace	$13,495	$0	$0	$13,495

Annual Report | 80

MONTEAGLE FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2023 (UNAUDITED)

Proxy Policies — The Trust has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC’s website at http://www.sec.gov.

N-PORT Filing — The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-PORT. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended August 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Report | 81

THE MONTEAGLE FUNDS

Investment Adviser

Park Place Capital Corporation

2728 19th Place South, Suite 160

Homewood, AL 35209

Distributor

Arbor Court Capital, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Transfer Agent, Administrator

& Shareholder Servicing Agent

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(888) 263-5593

www.monteaglefunds.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding each Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2.  CODE OF ETHICS.

a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b)

During the period covered by this report, there were no amendments to any provision of the code of ethics.

c)

During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry J. Anderson. Mr. Anderson is “independent” for purposes of this item.

ITEM 4.  PRINICPAL ACCOUNTANT FEES AND SERVICES.

a)

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $57,500 and $41,000 with respect to the registrant’s fiscal years ended August 31, 2023 and 2022, respectively.

b)

Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,500 and $1,500 with respect to the registrant’s fiscal years ended August 31, 2023 and 2022, respectively. The services comprising these fees are for consents and review of the registrant’s dividend calculations.

c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $21,500 and $16,000 with respect to the registrant’s fiscal years ended August 31, 2023 and 2022, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

d)

All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended August 31, 2023 and 2022, respectively. The services comprising these fees were for the review of the Funds’ semi annual financial report.

(e)(1)  The audit committee has not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of regulation S-X.

(e)(2)  There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X.

f)

Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2023 and 2022, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser or sub-advisers.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

Not applicable.

(j)

 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Fund is an open-end management investment company

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Fund is an open-end management investment company

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Fund is an open-end management investment company

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time. There were no matters submitted to a vote of security holders during the reporting period.

ITEM 11.  CONTROLS AND PROCEDURES.

a)

The registrant's PEO and PFO, or persons performing similar functions, have concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, that such disclosure controls and procedures are reasonably designed to ensure: (1) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.  EXHIBITS

1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MONTEAGLE FUNDS

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 7, 2023

By: /s/ Umberto Anastasi

     Umberto Anastasi

     Treasurer and Principal Financial Officer

Date: November 7, 2023